UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10335

Name of Fund: BlackRock New Jersey Municipal Income Trust (BNJ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New Jersey Municipal Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2014

Date of reporting period: 01/31/2014

Item 1 – Report to Stockholders

JANUARY 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock Municipal Target Term Trust (BTT)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Dear Shareholder

One year ago, US financial markets were improving despite a sluggish global economy, as loose monetary policy beckoned investors to take on more risk in their portfolios. Slow but positive growth in the US was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus programs. International markets were not as fruitful in the earlier part of the year given uneven growth rates and more direct exposure to macro risks such as the resurgence of political instability in Italy, the banking crisis in Cyprus and a generally poor outlook for European economies. Additionally, emerging markets significantly lagged the rest of the world due to slowing growth and structural imbalances.

Global financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs—comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes after the Fed defied market expectations with its decision to delay tapering. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but equities and other so-called “risk assets” resumed their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the long-awaited taper announcement ultimately came in mid-December, the Fed reduced the amount of its monthly asset purchases but at the same time extended its time horizon for maintaining low short-term interest rates. Markets reacted positively, as this move signaled the Fed’s perception of real improvement in the economy and investors were finally relieved from the tenacious anxiety that had gripped them for quite some time.

Investors’ risk appetite diminished in the new year. Heightened volatility in emerging markets and mixed US economic data caused global equities to weaken in January while bond markets found renewed strength. While tighter global liquidity was an ongoing headwind for developing countries, financial troubles in Argentina and Turkey launched a sharp sell-off in a number of emerging market currencies. Unexpectedly poor economic data out of China added to the turmoil. In the US, most indicators continued to signal a strengthening economy; however, stagnant wage growth raised concerns about the sustainability of the overall positive momentum. US stocks underperformed other developed equity markets as a number of disappointing corporate earnings reports prompted investors to take advantage of lower valuations abroad.

While accommodative monetary policy was the main driver behind positive market performance over the period, it was also the primary cause of volatility and uncertainty. Developed market stocks were the strongest performers for the six- and 12-month periods ended January 31. In contrast, emerging markets were weighed down by uneven growth, high debt levels and severe currency weakness. Rising interest rates pressured US Treasury bonds and other high-quality fixed income sectors, including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, benefited from income-oriented investors’ search for yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“ While accommodative monetary policy was the main driver behind positive market performance over the period, it was also the primary cause of volatility and uncertainty.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2014

	6-month	12-month
US large cap equities (S&P 500® Index)	6.85%	21.52%
US small cap equities (Russell 2000® Index)	8.88	27.03
International equities (MSCI Europe, Australasia, Far East Index)	7.51	11.93
Emerging market equities (MSCI Emerging Markets Index)	(0.33)	(10.17)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.08
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.77	(2.97)
US investment grade bonds (Barclays US Aggregate Bond Index)	1.78	0.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.13	(1.10)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	4.70	6.76

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended January 31, 2014

Municipal Market Conditions

In the earlier months of 2013, municipal bond supply was met with robust demand as investors were starved for yield in the low-rate, low-return environment and seeking tax-exempt investments in light of higher US tax rates that became effective at the turn of the year. Investors moved into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income.

However, market conditions turned less favorable in May when the US Federal Reserve initially mentioned the eventual reduction of its bond-buying stimulus program (which ultimately took effect in January 2014). Further signals from the Fed alluding to a retrenchment of asset purchases led to rising interest rates and waning municipal bond performance in June. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows in the last six months of 2013, before investors again sought the relative safety of the asset class in the New Year. For the 12-month period ended January 31, 2014, net outflows were approximately $62.8 billion (based on data from the Investment Company Institute).

High levels of interest rate volatility resulted in a sharp curtailment of tax-exempt issuance in May through the end of the period. However, from a historical perspective, total new issuance for the 12 months ended January 31, 2014 remained relatively strong at $322 billion (but meaningfully lower than the $389 billion issued in the prior 12-month period). A significant portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs. Total new supply was also supported by recent activity in the taxable market, where taxable municipal issuance was up approximately 15% year-over-year.

S&P Municipal Bond Index
Total Returns as of January 31, 2014
6 months: 3.13%
12 months: (1.10)%

A Closer Look at Yields

From January 31, 2013 to January 31, 2014, muni yields increased by 99 basis points (“bps”) from 2.86% to 3.85% on AAA-rated 30-year municipal bonds, while increasing 71 bps from 1.82% to 2.53% on 10-year bonds and rising another 31 bps from 0.79% to 1.10% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 103 bps and the spread between 2- and 10-year maturities widened by 75 bps.

During the same time period, US Treasury rates rose by 43 bps on 30-year and 66 bps on 10-year bonds, while moving up 61 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries on the long end of the yield curve as investors sought to reduce interest rate risk later in the period. On the short end of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets (which are more sensitive to interest rate movements) into short- and intermediate-duration investments (which are less sensitive to interest rate movements). Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment, particularly as the recent correction has restored value in the market and placed yields at levels not obtainable since early 2011. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 14 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this tepid economic environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	JANUARY 31, 2014

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Trusts issue Auction Market Preferred Shares (“AMPS”), Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Trusts invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 3 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Trust’s total assets less its total accrued liabilities). In addition, each Trust voluntarily limits its economic leverage to 50% of its total managed assets for Trusts with AMPS or 45% for Trusts with VRDP Shares, VMTP Shares or RVMTP Shares. As of January 31, 2014, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BFZ	40%
BFO	4%
BBF	40%
BTT	40%
BNJ	40%
BNY	40%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	5

Trust Summary as of January 31, 2014	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular US federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended January 31, 2014, the Trust returned 8.73% based on market price and 7.62% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 8.06% based on market price and 6.82% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust’s exposure to bonds with longer maturities, which tend to have higher durations (greater sensitivity to interest rate movements), contributed positively to performance as tax-exempt rates declined during the period. (Bond prices rise when rates fall.) Security selection had a positive impact on returns as the Trust’s holdings of high-quality school district issues performed well due to continued improvement in the State of California’s finances. Holdings of securities in the education and utilities sectors also added to results. Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the positive effect of falling rates on performance.
•	While the Trust’s cash reserves were generally maintained at a minimal level, to the extent reserves were held, the cash holdings added little in the form of additional yield and provided no price appreciation in a generally positive period for the municipal market.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2014 ($14.33)[1]	6.51%
Tax Equivalent Yield[2]	13.27%
Current Monthly Distribution per Common Share[3]	$0.0777
Current Annualized Distribution per Common Share[3]	$0.9324
Economic Leverage as of January 31, 2014[4]	40%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
6	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	1/31/14	7/31/13	Change	High	Low
Market Price	$14.33	$13.63	5.14%	$14.66	$13.02
Net Asset Value	$15.09	$14.50	4.07%	$15.10	$13.94
Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	1/31/14	7/31/13
County/City/Special District/School District	35%	35%
Utilities	28	29
Health	11	11
Education	10	10
Transportation	9	9
State	6	5
Housing	1	1

Credit Quality Allocation[1]	1/31/14	7/31/13
AAA/Aaa	9%	9%
AA/Aa	72	72
A	19	19
[1]	Using the higher of Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,

2014	1%
2015	3
2016	5
2017	10
2018	20
[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
SEMI-ANNUAL REPORT	JANUARY 31, 2014	7

Trust Summary as of January 31, 2014	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended January 31, 2014, the Trust returned 2.00% based on market price and 2.01% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 3.25% based on market price and 4.82% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as tax-exempt municipal rates declined during the period. (Bond prices rise when rates fall.) The Trust also benefited from income generated from coupon payments on its portfolio of Florida tax-exempt municipal bonds.
•	The Trust’s credit exposure had a negative impact on results due to a position in a distressed credit within the development district sector, which experienced a material price decline during the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of January 31, 2014 ($15.11)[1]	3.99%
Tax Equivalent Yield[2]	7.05%
Current Monthly Distribution per Common Share[3]	$0.05025
Current Annualized Distribution per Common Share[3]	$0.60300
Economic Leverage as of January 31, 2014[4]	4%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
8	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock Florida Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	1/31/14	7/31/13	Change	High	Low
Market Price	$15.11	$15.12	(0.07)%	$15.58	$14.88
Net Asset Value	$15.30	$15.31	(0.07)%	$15.38	$15.04
Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	1/31/14	7/31/13
County/City/Special District/School District	32%	30%
Transportation	20	17
Health	15	13
State	14	12
Utilities	9	20
Corporate	4	4
Education	4	2
Housing	2	2

Credit Quality Allocation[1]	1/31/14	7/31/13
AAA/Aaa	2%	2%
AA/Aa	43	49
A	36	31
BBB/Baa	10	8
Not Rated[2]	9	10
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2014 and July 31, 2013, the market value of these securities was $1,780,972, representing 2%, and $3,035,830, representing 3%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	11%
2015	—
2016	—
2017	15
2018	11
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	9

Trust Summary as of January 31, 2014	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008 allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended January 31, 2014, the Trust returned 8.96% based on market price and 6.16% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 7.76% based on market price and 5.69% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust benefited from its holdings in the State of California. The continued improvement in the State’s economy was the catalyst for the price appreciation in these bonds. Additionally, as the municipal yield curve flattened during the period (i.e., rates on longer-dated bonds fell more than rates on shorter-dated securities), the Trust’s longer-dated holdings in health care, education and transportation experienced the strongest price appreciation. (Bond prices rise when rates fall.)
•	The Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially during the period due to investors’ lack of confidence and a weak local economy. The Trust’s positions in Puerto Rico government-related securities were eliminated by the end of the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2014 ($13.13)[1]	6.61%
Tax Equivalent Yield[2]	11.68%
Current Monthly Distribution per Common Share[3]	$0.072375
Current Annualized Distribution per Common Share[3]	$0.868500
Economic Leverage as of January 31, 2014[4]	40%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
10	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	1/31/14	7/31/13	Change	High	Low
Market Price	$13.13	$12.47	5.29%	$13.19	$11.89
Net Asset Value	$14.25	$13.89	2.59%	$14.27	$13.26
Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	1/31/14	7/31/13
County/City/Special District/School District	26%	26%
Transportation	20	14
Utilities	16	19
Health	15	16
Education	10	10
State	10	11
Tobacco	1	2
Corporate	1	1
Housing	1	1

Credit Quality Allocation[1]	1/31/14	7/31/13
AAA/Aaa	10%	10%
AA/Aa	54	57
A	31	28
BBB/Baa	3	4
BB/Ba	1	—
Not Rated	1	1	[2]
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2013, the market value of these securities was $240,299, representing less than 1% of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	—
2015	—
2016	—
2017	—
2018	1%
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	11

Trust Summary as of January 31, 2014	BlackRock Municipal Target Term Trust

Trust Overview

BlackRock Municipal Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended January 31, 2014, the Trust returned 4.47% based on market price and 9.68% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 7.76% based on market price and 5.69% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as tax-exempt municipal rates declined during the period. (Bond prices rise when rates fall.) Also having a positive impact was exposure to bonds in the 15- to 22-year range of the yield curve, where rates declined most during the period.
•	The Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially during the period due to investors’ lack of confidence and a weak local economy. The Trust’s positions in Puerto Rico government-related securities were eliminated by the end of the period. The Trust’s use of derivatives as a strategy for hedging interest rate risk also detracted slightly from performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Current Distribution Rate on Closing Market Price as of January 31, 2014 ($18.64)[1]	6.04%
Tax Equivalent Rate[2]	10.67%
Current Monthly Distribution per Common Share[3]	$0.09375
Current Annualized Distribution per Common Share[3]	$1.12500
Economic Leverage as of January 31, 2014[4]	40%
[1]	Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain at fiscal year end.
[4]	Represents RVMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
12	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock Municipal Target Term Trust

Market Price and Net Asset Value Per Share Summary

	1/31/14	7/31/13	Change	High	Low
Market Price	$18.64	$18.42	1.19%	$18.83	$16.47
Net Asset Value	$19.92	$18.75	6.24%	$20.04	$17.45
Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Long-Term Investments

Sector Allocation	1/31/14	7/31/13
Transportation	19%	22%
Health	17	17
County/City/Special District/School District	13	12
Education	13	13
Corporate	10	9
Housing	9	9
State	9	7
Utilities	8	9
Tobacco	2	2

Credit Quality Allocation[2]	1/31/14	7/31/13
AAA/Aaa	3%	3%
AA/Aa	31	32
A	44	43
BBB/Baa	11	11
BB/Ba	3	3
B	2	3
Not Rated[3]	6	5
[2]	Using the higher of S&P’s or Moody’s ratings.
[3]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2014 and July 31, 2013, the market value of these securities was $454,825, representing less than 1%, and $38,601,602, representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,

2014	2%
2015	—
2016	—
2017	2
2018	1
[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	13

Trust Summary as of January 31, 2014	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended January 31, 2014, the Trust returned 2.76% based on market price and 6.61% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 4.50% based on market price and 6.00% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	As the municipal yield curve flattened during the period (i.e., rates on longer-dated bonds fell more than rates on shorter-dated securities), the Trust’s longer-dated holdings in tax development districts, health care, education and transportation experienced the strongest price appreciation. (Bond prices rise when rates fall.)
•	The Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially during the period due to investors’ lack of confidence and a weak local economy. The Trust’s positions in Puerto Rico government-related securities were eliminated by the end of the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2014 ($13.58)[1]	6.64%
Tax Equivalent Yield[2]	12.89%
Current Monthly Distribution per Common Share[3]	$0.0751
Current Annualized Distribution per Common Share[3]	$0.9012
Economic Leverage as of January 31, 2014[4]	40%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
14	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock New Jersey Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	1/31/14	7/31/13	Change	High	Low
Market Price	$13.58	$13.67	(0.66)%	$13.76	$12.74
Net Asset Value	$14.80	$14.36	3.06%	$14.83	$13.77
Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	1/31/14	7/31/13
Transportation	31%	25%
State	20	26
County/City/Special District/School District	14	13
Education	12	12
Health	10	11
Housing	7	7
Corporate	6	6

Credit Quality Allocation[1]	1/31/14	7/31/13
AAA/Aaa	3%	2%
AA/Aa	37	35
A	37	40
BBB/Baa	8	9
BB/Ba	5	5
B	3	3
Not Rated[2]	7	6
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2014 and July 31, 2013, the market value of these securities was $10,297,902, representing 6%, and $8,401,509, representing 4%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	13%
2015	—
2016	1
2017	3
2018	13
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
SEMI-ANNUAL REPORT	JANUARY 31, 2014	15

Trust Summary as of January 31, 2014	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended January 31, 2014, the Trust returned 2.88% based on market price and 6.04% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 5.26% based on market price and 4.89% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Tax-exempt rates declined over the course of the period, with longer-duration (higher sensitivity to interest rate movements) and longer-dated bonds tending to provide the largest returns. (Bond prices rise when rates fall.) In this environment, the Trust’s holdings in health care, education and transportation were positive contributors to performance as these were the best performing sectors. Exposure to lower-coupon and zero-coupon bonds also benefited returns as they had strong price performance due to their relatively long durations for their respective maturities. The Trust’s significant exposure to high-quality issues had a positive impact on results as the market’s strongest performance during the period was concentrated in high-quality issues. Additionally, the Trust benefited from income generated from coupon payments on its municipal bond holdings. The use of leverage allowed the Trust to maximize its income.
•	The Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially during the period due to investors’ lack of confidence and a weak local economy. The Trust’s positions in Puerto Rico government-related securities were eliminated by the end of the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2014 ($13.11)[1]	6.32%
Tax Equivalent Yield[2]	12.81%
Current Monthly Distribution per Common Share[3]	$0.069
Current Annualized Distribution per Common Share[3]	$0.828
Economic Leverage as of January 31, 2014[4]	40%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.67%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
16	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	1/31/14	7/31/13	Change	High	Low
Market Price	$13.11	$13.16	(0.38)%	$13.53	$12.17
Net Asset Value	$13.83	$13.47	2.67%	$13.89	$12.75
Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	1/31/14	7/31/13
County/City/Special District/School District	23%	23%
Education	20	16
Utilities	14	11
Transportation	14	14
Health	10	10
Corporate	9	10
Housing	6	7
State	4	9

Credit Quality Allocation[1]	1/31/14	7/31/13
AAA/Aaa	16%	13%
AA/Aa	33	34
A	36	35
BBB/Baa	6	8
BB/Ba	4	3
Not Rated[2]	5	7
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2014 and July 31, 2013, the market value of these securities was $2,595,200, representing less than 1%, and $2,500,000, representing 1%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	10%
2015	6
2016	4
2017	12
2018	3
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
SEMI-ANNUAL REPORT	JANUARY 31, 2014	17

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California — 101.9%
Corporate — 0.7%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric:
Series A, 5.88%, 2/15/34	$680	$763,845
Series D, 5.88%, 1/01/34	2,500	2,808,250
		3,572,095
County/City/Special District/School District — 36.8%
Alum Rock Union Elementary School District, GO, Election of 2012, Series A, 6.00%, 8/01/39	1,300	1,520,636
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	8,425	9,408,703
Centinela Valley Union High School District, GO, Refunding, Election of 2008, Series B, 5.75%, 8/01/33	1,250	1,433,188
Cerritos Community College District, GO, Election of 2004, Series C, 5.25%, 8/01/31	3,000	3,319,350
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 5/01/31	500	570,310
6.50%, 5/01/36	1,210	1,396,183
6.50%, 5/01/42	2,225	2,552,297
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,262,920
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/34	2,000	2,213,900
County of San Joaquin California Transportation Authority, Refunding RB, Series A Limited Tax, Measure K:
6.00%, 3/01/36	2,880	3,377,722
5.50%, 3/01/41	5,265	5,764,754
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	20,000	21,993,200
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 8/01/33	2,500	2,708,225
Folsom Cordova Unified School District School Facilities Improvement District No. 4, GO, Series A (a):
5.00%, 10/01/34	2,500	2,657,425
5.00%, 10/01/38	4,235	4,446,708
Grossmont Healthcare District, GO, Election of 2006, Series B:
6.00%, 7/15/34	3,235	3,722,676
6.13%, 7/15/40	2,000	2,288,580
Kern Community College District, GO, Safety Repair & Improvements, Series C, 5.25%, 11/01/32	125	139,970
Long Beach Unified School District California, GO, Refunding, Election of 2008, Series A, 5.75%, 8/01/33	4,135	4,714,768
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Los Alamitos Unified School District California, GO, School Facilities Improvement District No. 1, 5.50%, 8/01/33	$6,300	$7,051,527
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/30	5,065	5,662,873
Modesto Irrigation District, COP, Capital Improvements, Series A:
5.75%, 10/01/29	3,000	3,322,320
5.75%, 10/01/34	180	196,668
Oak Grove School District California, GO, Election of 2008, Series A, 5.50%, 8/01/33	6,000	6,746,220
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/39	2,000	2,164,160
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM), 5.50%, 8/01/34	2,000	2,210,860
Sacramento Area Flood Control Agency, Special Assessment Bonds, Consolidated Capital Assessment District, 5.25%, 10/01/32	4,865	5,433,718
San Diego Community College District California, GO, Election of 2002:
5.25%, 8/01/33	1,500	1,683,825
(AGM), 5.00%, 8/01/32	6,000	6,506,580
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	5,500	6,086,575
San Jose California Financing Authority, Refunding LRB, Series A:
Civic Center Project, 5.00%, 6/01/32	3,375	3,608,415
Convention Center Expansion & Renovation Project, 5.00%, 6/01/39	9,340	9,750,026
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,060	3,364,531
Santa Ana Unified School District, GO, Election of 2008, Series A:
5.50%, 8/01/30	6,455	7,170,020
5.13%, 8/01/33	10,000	10,832,900
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	2,250	2,531,768
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 8/01/33	4,000	4,558,960
Tustin Unified School District, GO, Election of 2008, Series B, 5.25%, 8/01/31	3,445	3,810,962
West Contra Costa California Unified School District, GO, Series A:
Election of 2010 (AGM), 5.25%, 8/01/32	4,925	5,370,466
Election of 2012, 5.50%, 8/01/39	2,500	2,715,700
		177,270,589

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:
ACA	American Capital Access Corp.	GARB	General Airport Revenue Bonds
AGC	Assured Guarantee Corp.	GO	General Obligation Bonds
AGM	Assured Guaranty Municipal Corp.	HDA	Housing Development Authority
AMBAC	American Municipal Bond Assurance Corp.	HFA	Housing Finance Agency
AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
ARB	Airport Revenue Bonds	IDB	Industrial Development Board
BARB	Building Aid Revenue Bonds	ISD	Independent School District
BHAC	Berkshire Hathaway Assurance Corp.	LRB	Lease Revenue Bonds
CAB	Capital Appreciation Bonds	M/F	Multi-Family
CIFG	CDC IXIS Financial Guaranty	MRB	Mortgage Revenue Bonds
COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.
EDA	Economic Development Authority	PILOT	Payment in Lieu of Taxes
EDC	Economic Development Corp.	RB	Revenue Bonds
ERB	Education Revenue Bonds	S/F	Single-Family
FHA	Federal Housing Administration	SONYMA	State of New York Mortgage Agency

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California (continued)
Education — 5.3%
California Educational Facilities Authority, Refunding RB, San Francisco University, 6.13%, 10/01/36	$6,280	$7,279,587
California Municipal Finance Authority, RB, Emerson College, 5.75%, 1/01/33	2,500	2,763,925
University of California, RB, Series O, 5.38%, 5/15/34	490	545,821
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	14,000	14,978,600
		25,567,933
Health — 17.9%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare:
6.38%, 8/01/14 (b)	3,095	3,190,697
6.25%, 8/01/39	4,960	5,594,731
Series A, 6.00%, 8/01/30	2,300	2,633,983
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	6,695	7,394,427
Catholic Healthcare West, Series J, 5.63%, 7/01/32	9,750	10,005,060
Children’s Hospital, Series A, 5.25%, 11/01/41	9,165	9,524,818
St. Joseph Health System, Series A, 5.75%, 7/01/39	325	364,195
Sutter Health, Series A, 5.25%, 11/15/46	5,695	5,755,139
Sutter Health, Series B, 6.00%, 8/15/42	6,015	6,913,882
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/29	1,000	1,124,450
Catholic Healthcare West, Series A, 6.00%, 7/01/34	4,470	4,967,958
Catholic Healthcare West, Series A, 6.00%, 7/01/39	5,550	6,068,592
Providence Health, 6.50%, 10/01/38	4,100	4,728,571
California Statewide Communities Development Authority, RB:
John Muir Health, Series A, 5.13%, 7/01/39	1,500	1,540,935
Kaiser Permanente, Series B, 5.25%, 3/01/45	2,000	2,014,000
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series B, 5.50%, 7/01/30	2,940	3,196,397
Catholic Healthcare West, Series E, 5.50%, 7/01/31	5,065	5,484,382
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	4,000	4,101,360
Washington Township Health Care District, GO, Series B, 5.50%, 8/01/38	1,250	1,382,363
		85,985,940
State — 10.1%
California State Public Works Board, LRB:
Department of Corrections and Rehabilitation, Series F, 5.25%, 9/01/33	3,335	3,592,429
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	9,000	10,396,710
Various Capital Projects, Series A, 5.00%, 4/01/37	3,165	3,278,529
Various Capital Projects, Series I, 5.50%, 11/01/33	4,940	5,567,084
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	5,025	5,818,397
State of California, GO, Various Purposes:
6.00%, 3/01/33	2,000	2,339,800
6.50%, 4/01/33	2,500	3,000,550
6.00%, 4/01/38	12,745	14,620,936
		48,614,435
Transportation — 14.2%
Bay Area Toll Authority, RB, San Francisco Bay Area Toll Bridge, Series C-1, 0.94%, 4/01/45 (c)	7,000	6,918,030
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	6,750	7,775,055
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT, 5.25%, 5/01/33	1,440	1,530,965
Municipal Bonds	Par (000)	Value
California (concluded)
Transportation (concluded)
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Senior Series A, AMT, 5.00%, 5/15/38	$2,550	$2,659,522
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport:
Senior, Series A, 5.00%, 5/15/40	3,750	3,933,075
Series A, 5.00%, 5/15/34	6,650	7,125,674
Sub-Series C, 5.25%, 5/15/38	1,950	2,083,634
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.75%, 3/01/34	2,870	3,098,337
6.25%, 3/01/34	2,650	2,983,502
County of Orange California, ARB, Series B, 5.75%, 7/01/34	8,000	8,798,080
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,370,290
Senior Series B, 5.75%, 7/01/39	1,850	2,061,770
Senior Series B, AMT (AGM), 5.25%, 7/01/33	3,000	3,120,780
County of San Diego California Regional Airport Authority, Refunding ARB, Sub-Series A, 5.00%, 7/01/40	2,890	2,953,493
County of San Diego California Regional Transportation Commission, Refunding RB, Series A, 5.00%, 4/01/42	500	534,515
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax Measure K, Series A, 5.25%, 3/01/31	250	273,455
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,580	6,209,759
Port of Oakland California, Refunding RB, Series P, AMT, 5.00%, 5/01/29	2,500	2,648,800
		68,078,736
Utilities — 16.9%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	7,690	8,580,886
California Infrastructure & Economic Development Bank, RB, California Independent System Operator, Series A, 6.25%, 2/01/15 (b)	4,500	4,772,385
Calleguas-Las Virgenes Public Financing Authority California, RB, Calleguas Municipal Water District Project, Series A (NPFGC), 5.13%, 7/01/32	4,000	4,259,240
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series D, 5.88%, 1/01/34	6,530	7,335,149
City of Los Angeles California Wastewater System, Refunding RB:
Series A, 5.00%, 6/01/39	2,000	2,146,960
Sub-Series A, 5.00%, 6/01/34	7,500	8,207,400
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,433,088
County of Los Angeles California Public Works Financing Authority, Refunding LRB, Multiple Capital Projects II, 5.00%, 8/01/42	2,000	2,057,180
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.25%, 9/01/31	4,270	4,851,958
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	2,425	2,846,053
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1, 5.25%, 7/01/38	9,000	9,741,510
Series A, 5.38%, 7/01/34	3,250	3,605,030
Los Angeles Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	4,000	4,316,920
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A, 5.25%, 5/15/34	11,020	12,018,743
		81,172,502
Total Municipal Bonds in California		490,262,230

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	19

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Multi-State — 1.7%
Housing — 1.7%
Centerline Equity Issuer Trust (d)(e):
Series A-4-1, 5.75%, 4/30/15	$500	$527,560
Series A-4-2, 6.00%, 4/30/19	1,000	1,158,290
Series B-2, 7.20%, 10/31/14	3,500	3,653,790
Series B-3-1, 6.00%, 4/30/15	1,500	1,583,010
Series B-3-2, 6.30%, 5/15/19	1,000	1,171,310
		8,093,960
Total Municipal Bonds in Multi-State		8,093,960
Total Municipal Bonds — 103.6%		498,356,190

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
California — 62.3%
County/City/Special District/School District — 21.6%
El Dorado Union High School District, GO, Election of 2008, 5.00%, 8/01/35	5,020	5,252,175
Los Angeles Community College District California, GO:
Election of 2001, Series A (AGM), 5.00%, 8/01/32	8,000	8,571,680
Election of 2003, Series F-1, 5.00%, 8/01/33	5,000	5,362,800
Election of 2008, Series C, 5.25%, 8/01/39 (g)	12,900	14,233,924
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	20,131	23,318,011
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,402,000
Mount San Antonio Community College District California, GO, Election of 2001, Series C (AGM), 5.00%, 9/01/31 (b)	10,770	12,049,691
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,000	2,130,540
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	10,484	11,769,240
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series D, 5.00%, 8/01/32	14,625	15,670,091
		103,760,152
Education — 10.6%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (g)	10,395	11,372,858
County of San Mateo California Community College District, GO, Election of 2005, Series B, 5.00%, 9/01/31	8,630	9,209,504
Grossmont Union High School District, GO, Election of 2004, 5.00%, 8/01/33	13,095	13,772,528
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	2,600	2,714,972
Series O, 5.75%, 5/15/34	12,300	13,989,733
		51,059,595
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
California (concluded)
Utilities — 30.1%
California State Department of Water Resources, Refunding RB, Central Valley Project, Series AE, 5.00%, 12/01/29	$7,000	$7,843,640
City & County of San Francisco California Public Utilities Commission, RB, Water System Improvement Project, Sub-Series A, 5.00%, 11/01/37	12,698	13,536,416
City & County of San Francisco California Public Utilities Commission, Refunding RB, Senior Series A, 5.00%, 11/01/35	10,625	11,243,558
City of Napa California Water System, RB, (AMBAC), 5.00%, 5/01/35	3,000	3,104,280
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	14,700	15,767,808
County of Orange California Water District, COP, Refunding, 5.00%, 8/15/39	10,480	11,187,714
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	14,290	15,413,909
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	3,000	3,128,670
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	18,002	19,087,088
Los Angeles Department of Water & Power, RB, Power System:
Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	15,998	17,075,544
Sub-Series A-2 (AGM), 5.00%, 7/01/35	2,000	2,131,560
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	11,180	12,114,648
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/39	12,457	13,425,787
		145,060,622
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 62.3%		299,880,369
Total Long-Term Investments (Cost — $747,221,664) — 165.9%		798,236,559

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (h)(i)	2,028,205	2,028,205
Total Short-Term Securities
(Cost — $2,028,205) — 0.4%		2,028,205
Total Investments (Cost — $749,249,869) — 166.3%		800,264,764
Liabilities in Excess of Other Assets — (0.5)%		(2,344,166)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (30.2%)		(145,513,492)
VMTP Shares, at Liquidation Value — (35.6%)		(171,300,000)
Net Assets Applicable to Common Shares — 100.0%		$481,107,106

Notes to Schedule of Investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Stifel Nicolaus & Co., Inc.	$7,104,133	$115,488
(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Variable rate security. Rate shown is as of report date.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)
(e)
Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)
Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to August 1, 2018 is $14,008,480.

(h)	Represents the current yield as of report date.
(i)	Investments in issuers considered to be an affiliate of the Trust during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
BIF California Municipal Money Fund	1,269,184	759,021	2,028,205	—
•	Financial futures contracts outstanding as of January 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(300)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	$37,725,000	$(415,219)
•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$798,236,559	—	$798,236,559
Short-Term Securities	$2,028,205	—	—	2,028,205
Total	$2,028,205	$798,236,559	—	$800,264,764

[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(415,219)	—	—	$(415,219)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of January 31, 2014, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$506,000	—	—	$506,000
Liabilities:
TOB trust certificates	—	$(145,485,769)	—	(145,485,769)
VMTP Shares	—	(171,300,000)	—	(171,300,000)
Total	$506,000	$(316,785,769)	—	$(316,279,769)

There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	21

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Florida — 100.3%
Corporate — 4.1%
County of Hillsborough Florida IDA, Refunding RB, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	$1,000	$1,159,480
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,358,980
		3,518,460
County/City/Special District/School District — 32.8%
City of Jacksonville Florida, Refunding RB, Better Jacksonville Sales Tax, 5.00%, 10/01/20	4,000	4,610,400
County of Broward Florida School Board, COP, Refunding, Series A, 5.00%, 7/01/20	2,000	2,322,380
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/22	2,500	2,824,275
County of Hillsborough Florida, RB, (AMBAC), 5.00%, 11/01/20	5,545	6,254,261
County of Miami-Dade Florida Educational Facilities Authority Florida, RB, University of Miami, Series A (AMBAC), 5.00%, 4/01/14 (a)	800	806,472
County of Miami-Dade Florida School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/21	4,000	4,514,280
County of Northern Palm Beach Florida Improvement District, Refunding, Special Assessment Bonds, Water Control & Improvement District No. 43, Series B (ACA), 4.50%, 8/01/22	1,000	974,500
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	485	570,355
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series A, 6.10%, 5/01/23	3,260	2,445,326
Stevens Plantation Florida Imports Project Dependent Special District, RB, 6.38%, 12/31/49 (b)(c)	2,425	1,806,528
Watergrass Community Development District, Special Assessment Bonds, Series B, 5.13%, 11/01/14	840	754,480
		27,883,257
Education — 3.7%
County of Orange Florida Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/22	725	827,058
Florida State Board of Governors, Refunding RB, University of Central Florida, Series A, 5.00%, 7/01/18	500	573,125
Florida State Higher Educational Facilities Financial Authority, Refunding RB, University of Tampa Project, Series A, 5.00%, 4/01/20	1,000	1,121,370
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, Series B, 5.00%, 4/01/20	530	595,285
		3,116,838
Health — 15.6%
County of Highlands Florida Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	2,155	2,461,570
County of Hillsborough Florida IDA, RB, H. Lee Moffitt Cancer Center Project, Series A, 5.25%, 7/01/22	1,500	1,609,305
County of Marion Florida Hospital District, Refunding RB, Health System, Munroe Regional, 5.00%, 10/01/22	1,500	1,682,865
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
3.00%, 6/01/15	200	202,544
3.00%, 6/01/16	140	142,596
3.00%, 6/01/17	190	193,382
3.25%, 6/01/18	195	198,631
3.50%, 6/01/19	200	204,260
County of Palm Beach Florida Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 5.00%, 11/15/22	4,735	5,107,597
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 7/01/20	1,285	1,493,388
		13,296,138
Municipal Bonds	Par (000)	Value
Florida (concluded)
Housing — 1.1%
County of Manatee Florida Housing Finance Authority, RB, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	$250	$255,210
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 4.70%, 7/01/22	535	549,643
Jacksonville Florida Housing Finance Authority, Refunding RB, Series A-1, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.63%, 10/01/39	170	171,681
		976,534
State — 13.7%
Florida Municipal Loan Council, RB, Series D (AGM):
5.00%, 10/01/19	1,050	1,214,861
4.00%, 10/01/20	1,105	1,202,616
4.00%, 10/01/21	500	537,905
Florida Municipal Loan Council, Refunding RB:
CAB, Series A (NPFGC), 0.00%, 4/01/20 (d)	4,000	3,240,320
Series B-2 (AGM), 4.00%, 10/01/20	655	710,773
State of Florida Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	1,000	1,191,870
State of Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/20	3,000	3,525,660
		11,624,005
Transportation — 20.5%
County of Broward Florida, Refunding ARB, Series P-1, AMT, 5.00%, 10/01/20	2,500	2,842,000
County of Broward Florida Fuel System, RB, Lauderdale Fuel Facilities, Series A (AGM), AMT, 5.00%, 4/01/20	160	180,070
County of Broward Florida Port Facilities, Refunding RB, Series B, AMT, 5.00%, 9/01/20	2,500	2,830,575
County of Lee Florida Transportation Facilities, Refunding RB, Series B (AMBAC):
5.00%, 10/01/20	2,250	2,307,060
5.00%, 10/01/22	3,000	3,070,590
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,567,596
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	1,500	1,746,660
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 7/01/20	550	642,054
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,329,750
Jacksonville Florida Port Authority, Refunding RB, AMT, 4.00%, 11/01/20	865	914,539
		17,430,894
Utilities — 8.8%
City of North Miami Florida Beach Water Revenue, RB, 5.00%, 8/01/20	1,200	1,384,908
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Series B (AGM), 5.25%, 10/01/19	4,000	4,761,440
Florida Governmental Utility Authority, RB, Golden Gate Utility System (AGM), 5.00%, 7/01/19	510	583,654
Florida Governmental Utility Authority, Refunding RB, Lehigh Utility (AGM), 5.00%, 10/01/20	635	725,094
		7,455,096
Total Municipal Bonds in Florida		85,301,222

Guam — 0.5%
Utilities — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	100	107,478
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	310	354,439
		461,917
Total Municipal Bonds in Guam		461,917
Total Municipal Bonds — 100.8%		85,763,139

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts — 0.5% (e)	Par (000)	Value
Florida — 0.5%
Housing — 0.5%
County of Lee Florida Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 9/01/40	$360	$375,537
Total Long-Term Investments (Cost — $83,418,830) — 101.3%		86,138,676
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	1,651,119	$1,651,119
Total Short-Term Securities (Cost — $1,651,119) — 1.9%		1,651,119
Total Investments (Cost — $85,069,949) — 103.2%		87,789,795
Other Assets Less Liabilities — 0.8%		664,715
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (0.3%)		(240,119)
AMPS, at Redemption Value — (3.7%)		(3,125,000)
Net Assets Applicable to Common Shares — 100.0%		$85,089,391

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(c)	Non-income producing security.
(d)	Zero-coupon bond.
(e)
Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in issuers considered to be an affiliate of the Trust during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
FFI Institutional Tax-Exempt Fund	2,293,772	(642,653)	1,651,119	$643
(g)	Represents the current yield as of report date.
•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$86,138,676	—	$86,138,676
Short-Term Securities	$1,651,119	—	—	1,651,119
Total	$1,651,119	$86,138,676	—	$87,789,795
[1]	See above Schedule of Investments for values in each sector.

The carrying amount for certain of the Trust’s liabilities approximates fair value for financial statement purposes. As of January 31, 2014, TOB Trust Certificates of $(240,000) is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	23

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$275	$276,636
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	330	227,486
California — 17.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,315	1,446,395
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	890	973,162
Grossmont Union High School District, GO, Election of 2008, Series B, 4.75%, 8/01/45	850	865,215
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	775	883,492
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,750	1,894,182
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	1,600	1,770,640
State of California, GO, Various Purposes, 6.00%, 3/01/33	1,275	1,491,623
State of California Public Works Board, LRB:
Department of Corrections and Rehabilitation, Series F, 5.25%, 9/01/33	400	430,876
Various Capital Projects, Series I, 5.50%, 11/01/31	1,600	1,787,984
Various Capital Projects, Series I, 5.50%, 11/01/33	1,500	1,690,410
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	300	330,696
University of California, Refunding RB:
Limited Project, Series G, 5.00%, 5/15/37	1,000	1,069,900
The Regents of Medical Center, Series J, 5.25%, 5/15/38	1,780	1,898,423
		16,532,998
Colorado — 2.4%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	1,000	1,077,670
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	1,095	1,214,727
		2,292,397
Florida — 7.8%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	265	288,442
County of Miami-Dade Florida, RB, Seaport, Series A, 6.00%, 10/01/38	3,800	4,245,702
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	1,400	1,550,920
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	570	621,762
Watergrass Community Development District, Special Assessment Bonds, Series B, 5.13%, 11/01/14	840	754,479
		7,461,305
Georgia — 1.9%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	1,565	1,832,302
Illinois — 18.6%
Chicago Illinois Transit Authority, RB, 5.25%, 12/01/31	1,060	1,122,689
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	2,955	3,366,779
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	385	399,364
Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	$310	$323,107
5.25%, 12/01/40	1,000	1,029,680
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	500	536,880
5.25%, 12/01/43	3,500	3,613,750
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	1,000	1,092,980
Rush University Medical Center, Series B, 7.25%, 11/01/30	1,600	1,891,712
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	1,900	2,141,110
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	690	772,200
6.00%, 6/01/28	195	216,294
State of Illinois, GO, Various Purposes:
5.50%, 7/01/33	1,000	1,061,050
5.50%, 7/01/38	210	218,761
		17,786,356
Indiana — 2.5%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,210	2,434,425
Kansas — 1.9%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	1,600	1,768,048
Kentucky — 0.6%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	500	574,160
Louisiana — 2.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	715	776,590
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/28	560	583,576
5.50%, 5/15/29	600	623,226
		1,983,392
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	1,270	1,407,427
Massachusetts — 1.2%
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, Series O, 5.38%, 8/15/38	1,000	1,105,830
Michigan — 3.5%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	915	996,783
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	1,000	1,121,390
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/39	995	1,208,845
		3,327,018
Mississippi — 2.1%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	750	933,345
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,093,030
		2,026,375

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Nevada — 5.1%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	$1,600	$1,760,464
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	1,000	1,034,310
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	1,825	2,028,396
		4,823,170
New Jersey — 6.3%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,140	1,198,254
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	1,295	1,455,191
Series A, 5.50%, 6/15/41	1,000	1,063,380
Series AA, 5.50%, 6/15/39	1,485	1,614,032
Rutgers — The State University of New Jersey, Refunding RB, Series J, 5.00%, 5/01/32	625	691,731
		6,022,588
New York — 5.9%
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	1,000	1,080,590
New York Liberty Development Corp., Refunding RB, Liberty, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	980	1,048,120
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,470,447
		5,599,157
Ohio — 3.6%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	1,565	1,635,973
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	790	872,476
5.25%, 2/15/31	885	971,730
		3,480,179
Pennsylvania — 4.8%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	500	547,775
Pennsylvania Turnpike Commission, RB, Sub-Series A:
5.63%, 12/01/31	1,250	1,357,100
6.00%, 12/01/41	1,500	1,627,590
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,000	1,060,500
		4,592,965
South Carolina — 1.4%
County of Charleston South Carolina, RB, Special Source, Series 2013, 5.25%, 12/01/38	1,190	1,303,800
Texas — 12.7%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/41	1,670	1,746,202
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	745	819,485
Conroe Texas ISD, GO, School Building, Series A, 5.75%, 2/15/35	890	996,230
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,905	2,185,664
Lower Colorado River Authority, Refunding RB:
5.50%, 5/15/19 (a)	90	108,854
5.50%, 5/15/33	1,910	2,066,028
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	1,000	1,091,100
Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/38	$1,000	$1,107,450
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	340	372,473
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,505	1,642,693
		12,136,179
Virginia — 1.6%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	280	297,853
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,255,880
		1,553,733
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	1,675	1,736,138
Total Municipal Bonds — 107.1%		102,284,064

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
California — 19.8%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (c)	1,995	2,182,670
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	2,400	2,530,560
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (c)	2,630	2,901,955
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	3,898	4,515,404
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	400	432,160
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/39	4,214	4,658,040
University of California, RB, Series O, 5.75%, 5/15/34	1,500	1,706,065
		18,926,854
District of Columbia — 3.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (c)	1,395	1,576,899
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/39	1,799	1,971,977
		3,548,876
Illinois — 3.3%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	2,800	3,108,252
Nevada — 5.4%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,500	2,845,175
Series B, 5.50%, 7/01/29	1,994	2,314,428
		5,159,603
New Hampshire — 1.3%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (c)	1,094	1,215,450
New Jersey — 4.0%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	2,000	2,128,120
Series B, 5.25%, 6/15/36 (c)	1,640	1,744,223
		3,872,343

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	25

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New York — 13.4%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	$1,410	$1,574,559
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System 2nd General Resolution:
Series FF, 5.00%, 6/15/45	1,500	1,568,313
Series FF-2, 5.50%, 6/15/40	1,995	2,147,963
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,500	1,615,477
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,205	2,345,040
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	1,300	1,402,128
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	2,000	2,135,660
		12,789,140
Texas — 5.6%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (c)	2,025	2,252,622
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	2,750	3,065,480
		5,318,102
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Virginia — 1.0%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	$899	$966,160
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 57.5%		54,904,780
Total Long-Term Investments (Cost — $146,362,851) — 164.6%		157,188,844

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (d)(e)	995,416	995,416
Total Short-Term Securities (Cost — $995,416) — 1.0%		995,416
Total Investments (Cost — $147,358,267) — 165.6%		158,184,260
Other Assets Less Liabilities — 1.3%		1,216,705
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (31.1%)		(29,688,306)
VRDP Shares, at Liquidation Value — (35.8%)		(34,200,000)
Net Assets Applicable to Common Shares — 100.0%		$95,512,659

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)
Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $7,865,394.

(d)	Investments in issuers considered to be an affiliate of the Trust during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
FFI Institutional Tax-Exempt Fund	4,710,703	(3,715,287)	995,416	$465
(e)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of January 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(87)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	$10,940,250	$(46,255)
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)
The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$157,188,844	—	$157,188,844
Short-Term Securities	$995,416	—	—	995,416
Total	$995,416	$157,188,844	—	$158,184,260
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(46,255)	—	—	$(46,255)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of January 31, 2014, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$134,000	—	—	$134,000
Liabilities:
TOB trust certificates	—	$(29,682,276)	—	(29,682,276)
VRDP Shares	—	(34,200,000)	—	(34,200,000)
Total	$134,000	$(63,882,276)	—	$(63,748,276)

There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	27

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 0.6%
City of Phenix Alabama IDB, Refunding RB, Meadwestvaco Coated Board Project, Series A, 3.63%, 5/15/30	$5,850	$4,706,617
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/19	1,000	1,003,810
5.25%, 1/01/20	1,000	999,960
5.50%, 1/01/21	1,200	1,199,892
5.50%, 1/01/22	1,105	1,104,912
		9,015,191
Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	9,360	8,796,996
Arizona — 1.2%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital:
Series A, 5.00%, 2/01/34	6,340	6,360,732
Series B, 5.00%, 2/01/33	1,810	1,817,819
City of Phoenix Arizona IDA, RB, Facility:
Candeo Schools, Inc. Project, 6.00%, 7/01/23	700	730,121
Eagle College Preparatory Project, Series A, 4.50%, 7/01/22	780	779,977
Eagle College Preparatory Project, Series A, 5.00%, 7/01/33	1,000	927,240
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 9/01/29	6,000	5,539,440
		16,155,329
California — 24.2%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Odd Fellows Home California, Series A, 5.00%, 4/01/32	4,500	4,701,600
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub Lien, Series A (AMBAC), 0.00%, 10/01/30 (a)	10,530	4,194,310
Anaheim California Public Financing Authority, Refunding RB, Electric Distribution System, Series A, 4.00%, 10/01/31	17,080	16,929,696
California Health Facilities Financing Authority, Refunding RB, Adventist Health System/West, Series A:
4.00%, 3/01/27	4,270	4,158,041
4.00%, 3/01/28	8,490	8,110,242
4.00%, 3/01/33	61,485	54,323,842
California HFA, RB, S/F, Home Mortgage, Series I, AMT, 4.70%, 8/01/26	10,000	9,812,500
California Municipal Finance Authority, RB, Biola University:
4.00%, 10/01/27	750	699,615
5.00%, 10/01/29	660	674,685
5.00%, 10/01/30	500	515,435
4.00%, 10/01/33	2,500	2,172,950
California Pollution Control Financing Authority, RB, Poseidon Resources Desalination Project, AMT, 5.00%, 7/01/30 (b)	18,845	17,951,370
California State Public Works Board, RB:
Judicial Council Projects, Series A, 5.00%, 3/01/31	5,000	5,318,750
Judicial Council Projects, Series A, 5.00%, 3/01/32	5,000	5,291,550
Judicial Council Projects, Series A, 5.00%, 3/01/33	5,220	5,496,190
Series D, 5.00%, 9/01/28	5,090	5,475,720
Series D, 5.00%, 9/01/29	5,350	5,735,253
Series D, 5.00%, 9/01/30	2,620	2,798,867
Series D, 5.00%, 9/01/31	2,905	3,092,489
Series D, 5.00%, 9/01/32	6,060	6,428,569
Series E, 5.00%, 9/01/28	2,240	2,409,747
Series E, 5.00%, 9/01/29	2,355	2,524,584
Series E, 5.00%, 9/01/30	2,475	2,643,968
Municipal Bonds	Par (000)	Value
California (continued)
California State Public Works Board, RB (concluded):
Series E, 5.00%, 9/01/31	$2,600	$2,767,804
Series E, 5.00%, 9/01/32	2,280	2,418,670
California Statewide Communities Development Authority, RB, American Baptist Homes of the West, Series A:
5.00%, 10/01/23	1,500	1,587,450
5.00%, 10/01/28	650	662,318
5.00%, 10/01/33	2,275	2,216,487
California Statewide Communities Development Authority, Refunding RB:
Episcopal Communities & Services, 5.00%, 5/15/27	500	511,290
Episcopal Communities & Services, 5.00%, 5/15/32	1,000	997,550
Eskaton Properties, Inc., 5.25%, 11/15/34	2,500	2,468,650
Chabot-Las Positas Community College District, GO, Refunding, 2016 Crossover, 5.00%, 8/01/29	18,500	20,210,140
City & County of San Francisco California Redevelopment Agency, Refunding, Special Tax Bonds, No. 6 Mission Bay South Public Improvements, Series A:
5.00%, 8/01/28	1,000	1,032,850
5.00%, 8/01/29	1,300	1,330,732
5.00%, 8/01/33	1,335	1,351,594
Corona-Norco Unified School District, Special Tax Bonds, Refunding, Senior Lien, Series A, 5.00%, 9/01/32	1,250	1,273,787
County of Los Angeles California Public Works Financing Authority, Refunding RB, Multiple Capital Projects II:
5.00%, 8/01/30	2,500	2,693,575
5.00%, 8/01/31	3,000	3,205,470
5.00%, 8/01/32	3,000	3,185,490
5.00%, 8/01/33	2,500	2,632,600
County of Ventura California Public Financing Authority, Refunding RB, Series A:
5.00%, 11/01/30	1,200	1,299,768
5.00%, 11/01/31	1,500	1,609,740
5.00%, 11/01/32	1,500	1,599,465
5.00%, 11/01/33	1,200	1,272,324
El Camino Community College District, GO, CAB, Election of 2002, Series C (a):
0.00%, 8/01/30	9,090	4,162,584
0.00%, 8/01/31	12,465	5,297,376
0.00%, 8/01/32	17,435	6,954,821
Escondido Union High School District, GO, CAB, Election of 2008, Series A (AGC) (a):
0.00%, 8/01/32	1,675	660,972
0.00%, 8/01/33	2,865	1,056,899
Golden State Tobacco Securitization Corp., Refunding RB, Series A, 5.00%, 6/01/30	1,500	1,577,580
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/32 (a)	29,015	11,204,432
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFUEL Corp., Los Angeles International, AMT:
4.50%, 1/01/27	5,000	5,066,350
5.00%, 1/01/32	4,110	4,217,887
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,500	2,899,475
Poway Unified School District, GO, CAB, Election of 2008, Series A (a):
0.00%, 8/01/27	10,000	5,413,800
0.00%, 8/01/30	10,000	4,484,400
0.00%, 8/01/32	12,500	4,932,625
Poway Unified School District Public Financing Authority, Refunding, Special Tax Bonds:
5.00%, 9/15/26	935	1,010,623
5.00%, 9/15/29	1,205	1,272,781
5.00%, 9/15/32	995	1,029,527

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California (concluded)
Riverside Public Financing Authority, Tax Allocation Bonds, University Corridor/Sycamore Canyon Merged Redevelopment Project, Series C (NPFGC), 4.50%, 8/01/30	$10,000	$9,475,000
San Bernardino Community College District, GO, Refunding, Series A:
4.00%, 8/01/31	15,660	15,142,594
4.00%, 8/01/32	17,010	16,217,164
4.00%, 8/01/33	5,665	5,334,957
San Diego Community College District, GO, Election of 2006, 0.00%, 8/01/30 (a)	5,000	2,092,550
Westlands California Water District, Refunding RB, Series A (AGM):
5.00%, 9/01/30	1,000	1,078,800
5.00%, 9/01/31	1,000	1,072,010
5.00%, 9/01/32	1,000	1,066,770
		340,509,704
Colorado — 6.5%
Central Platte Valley Metropolitan District, GO, Series A:
5.13%, 12/01/29	700	719,831
5.50%, 12/01/29	750	802,860
5.38%, 12/01/33	1,500	1,566,270
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series B, 4.00%, 11/15/31	37,115	36,235,003
City of Commerce Colorado-Northern Infrastructure General Improvement District, GO, Refunding, Improvement (AGM):
5.00%, 12/01/26	2,770	3,067,138
5.00%, 12/01/28	1,560	1,704,175
5.00%, 12/01/29	1,070	1,164,695
5.00%, 12/01/31	500	536,105
5.00%, 12/01/32	800	853,472
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23	1,000	940,070
Colorado Health Facilities Authority, Refunding RB, Covenant Retirement Communities, Series A:
4.50%, 12/01/33	4,595	4,089,918
5.00%, 12/01/33	3,000	2,872,380
Denver West Metropolitan District, GO, Refunding, Series A (AGM), 4.00%, 12/01/32	6,250	6,080,188
Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds:
4.10%, 12/01/24	5,080	4,733,138
4.20%, 12/01/25	5,280	4,910,294
4.50%, 12/01/30	4,305	3,951,301
State of Colorado, COP, Refunding, Fitzsimons Academic Projects, 4.00%, 11/01/30	12,675	12,674,366
Tallyns Reach Metropolitan District No. 3, GO, Refunding, 5.00%, 12/01/33	505	466,105
University of Colorado Hospital Authority, RB, Series A, 5.00%, 11/15/27	4,000	4,300,640
		91,667,949
Connecticut — 1.4%
City of Hartford, GO, Refunding, Series A:
4.00%, 4/01/29	8,390	8,342,428
4.00%, 4/01/32	1,500	1,430,835
Connecticut HFA, Refunding RB, M/F Housing Mortgage Finance Program, Sub-Series F-1, 3.00%, 11/15/32	12,020	10,327,464
		20,100,727
District of Columbia — 0.1%
District of Columbia, Refunding RB, Kipp Charter School, 6.00%, 7/01/33	1,700	1,827,670
Florida — 10.6%
City of North Miami Beach, Refunding RB:
4.00%, 8/01/27	3,325	3,364,900
5.00%, 8/01/29	3,650	3,921,706
5.00%, 8/01/30	4,020	4,292,315
Municipal Bonds	Par (000)	Value
Florida (concluded)
City of North Miami Beach, Refunding RB (concluded):
5.00%, 8/01/31	$4,235	$4,499,984
5.00%, 8/01/32	4,445	4,693,742
City of Tampa Florida, Refunding RB, Series A:
County of Hillsborough Florida Expressway Authority, 4.00%, 7/01/29	6,000	5,952,060
County of Hillsborough Florida Expressway Authority, 4.00%, 7/01/30	6,395	6,273,943
H Lee Moffitt Cancer Center Project, 4.00%, 9/01/33	10,000	9,267,200
County of Broward Florida, RB, Fort Lauderdale Fuel System Revenue, AMT:
5.00%, 4/01/30	600	617,748
5.00%, 4/01/33	740	754,674
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series A, AMT, 7.13%, 4/01/30	7,300	7,302,701
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25	5,250	4,830,157
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A:
4.00%, 4/01/31	2,930	2,755,958
4.00%, 4/01/32	1,000	927,770
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Sub-Series B, 5.00%, 10/01/32	10,000	10,405,900
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A:
5.00%, 7/01/30	5,530	5,852,786
5.00%, 7/01/31	5,000	5,255,600
County of Miami-Dade Florida School Board, COP, Refunding, Series A, 5.00%, 5/01/32	10,000	10,459,000
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B (a):
0.00%, 6/01/25	2,155	1,383,876
0.00%, 6/01/26	2,655	1,596,770
0.00%, 6/01/27	3,095	1,728,372
0.00%, 6/01/28	3,795	1,986,910
0.00%, 6/01/29	3,795	1,865,926
0.00%, 6/01/30	2,000	919,300
0.00%, 6/01/31	1,295	547,889
0.00%, 6/01/32	2,495	989,292
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 5/01/31	1,200	1,056,276
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corporation Project, AMT, 5.00%, 11/15/26	2,000	1,829,680
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/29	4,685	4,586,334
4.50%, 11/01/30	2,895	2,805,342
4.50%, 11/01/31	3,200	3,052,832
4.50%, 11/01/32	2,300	2,166,301
4.50%, 11/01/33	2,080	1,942,845
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/30	3,825	4,254,012
Village Community Development District No. 5, Refunding, Special Assessment Bonds, Phase I:
3.50%, 5/01/28	2,145	1,923,143
3.50%, 5/01/28	4,090	3,666,971
4.00%, 5/01/33	1,245	1,114,910
4.00%, 5/01/34	2,610	2,328,851
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 5/01/29	6,475	6,011,843
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 5/01/23	3,870	3,794,303
5.00%, 5/01/32	5,985	5,695,505
		148,675,627

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	29

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Georgia — 0.8%
Georgia Housing & Finance Authority, RB, S/F Housing, Series A, 3.45%, 12/01/32	$12,050	$10,679,192
Guam — 0.8%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/30	10,000	10,486,700
Idaho — 0.7%
Idaho Housing and Finance Association, RB, Series A, 4.00%, 7/15/30	10,000	9,975,900
Illinois — 13.4%
City of Chicago Illinois, GO:
CAB (NPFGC), 0.00%, 1/01/27 (a)	5,000	2,547,300
Project, Series A, 5.00%, 1/01/33	10,000	10,019,000
City of Chicago Illinois, RB, Wastewater Transmission, 2nd Lien:
4.00%, 1/01/31	10,375	9,398,194
4.00%, 1/01/32	10,790	9,640,325
4.00%, 1/01/33	11,220	9,932,842
4.00%, 1/01/35	9,135	7,904,516
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT:
4.00%, 1/01/27	5,000	4,745,500
4.00%, 1/01/29	28,425	26,227,179
City of St. Charles Illinois, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,590,694
4.00%, 12/01/31	1,715	1,663,773
4.00%, 12/01/32	1,800	1,721,718
County of Cook Illinois, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	18,598,772
County of Will Illinois Community High School District No. 210 Lincoln-Way, GO, CAB, Refunding, Series B (a):
0.00%, 1/01/29	6,920	3,260,081
0.00%, 1/01/30	5,680	2,485,852
0.00%, 1/01/31	13,330	5,426,376
0.00%, 1/01/32	16,500	6,270,000
County of Will Illinois Community High School District No. 210 Lincoln-Way, GO, Refunding, Series A, 5.00%, 1/01/31	16,300	17,385,906
Illinois Finance Authority, RB, 6.00%, 9/01/32	1,620	1,647,038
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Obligated Group, 5.00%, 5/15/22	4,835	4,751,016
Lutheran Home & Services Obligated Group, 5.50%, 5/15/27	4,350	4,265,306
Lutheran Home & Services Obligated Group, 5.50%, 5/15/30	3,400	3,231,258
Northwestern Memorial Healthcare, 4.00%, 8/15/33	7,665	7,085,526
The Peoples Gas Light & Coke Company Project, 4.00%, 2/01/33	11,000	10,169,830
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 2/01/29	9,305	9,180,964
4.00%, 2/01/30	9,835	9,596,305
		188,745,271
Indiana — 3.0%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 8/01/33	8,500	8,431,745
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	2,250	2,298,195
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 4.00%, 5/01/35	23,565	20,306,432
Earlham College Project, 5.00%, 10/01/32	11,255	11,549,431
		42,585,803
Municipal Bonds	Par (000)	Value
Iowa — 2.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	$18,500	$17,834,370
5.25%, 12/01/25	14,345	13,315,172
		31,149,542
Kentucky — 0.1%
Kentucky Public Transportation Infrastructure Authority, RB, Convertible CABS-1ST Tier-DownTown Crossing Project, Series C, 6.40%, 7/01/33	1,500	874,515
Kentucky Public Transportation Infrastructure Authority, RB,CABS-1ST Tiers-DownTown Crossing Project, Series B, 0.00%, 7/01/30 (a)	1,230	448,175
		1,322,690
Louisiana — 3.2%
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A:
5.00%, 7/01/27	3,770	4,094,145
5.00%, 7/01/28	4,420	4,745,887
5.00%, 7/01/29	3,000	3,201,810
5.00%, 7/01/30	5,000	5,312,300
5.00%, 7/01/31	5,105	5,367,040
5.00%, 7/01/32	3,000	3,135,090
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT:
5.00%, 4/01/31	300	303,501
5.00%, 4/01/32	1,000	1,005,780
5.00%, 4/01/33	1,575	1,578,339
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/29	1,925	2,054,495
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,425	3,438,083
5.25%, 5/15/32	4,375	4,381,912
5.25%, 5/15/33	4,750	4,746,770
5.25%, 5/15/35	1,500	1,493,220
		44,858,372
Maine — 1.4%
Maine Health & Higher Educational Facilities Authority, RB, Eastern Maine Medical Center Obligation:
5.00%, 7/01/25	1,250	1,362,612
5.00%, 7/01/26	1,000	1,080,240
5.00%, 7/01/27	1,000	1,068,890
3.75%, 7/01/28	1,000	917,060
5.00%, 7/01/33	5,000	5,033,400
Maine State Housing Authority, Refunding RB, S/F Housing, Series B, 3.45%, 11/15/32	12,000	10,622,760
		20,084,962
Maryland — 0.4%
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 9/01/25	5,000	5,242,200
Salisbury University Project, 5.00%, 6/01/34	500	496,810
		5,739,010
Massachusetts — 1.5%
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 7/01/29	10,000	9,999,500
Massachusetts HFA, Refunding RB, S/F Housing AMT:
Series 160, 4.00%, 12/01/32	195	180,822
Series 163, 4.00%, 12/01/33	11,635	10,619,264
		20,799,586
Michigan — 1.0%
Michigan Finance Authority, Refunding RB:
Holland Community Hospital, Series A, 5.00%, 1/01/33	750	764,018
Oakwood Obligation Group, 5.00%, 8/15/30	4,105	4,224,168

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Michigan (concluded)
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	$9,195	$8,582,429
		13,570,615
Missouri — 0.4%
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 4.00%, 11/15/33	2,010	1,796,437
St. Lewis College of Pharmacy Project, 5.00%, 5/01/30	3,000	3,078,000
		4,874,437
Nebraska — 1.2%
Central Plains Nebraska Energy Project, RB:
Energy Project No. 3, 5.00%, 9/01/27	7,010	7,308,205
Gas Project No. 3, 5.00%, 9/01/32	9,500	9,605,355
		16,913,560
New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority, Refunding RB, Concord Hospital, Series A:
5.00%, 10/01/26	1,075	1,150,583
5.00%, 10/01/27	1,180	1,251,001
4.00%, 10/01/33	3,500	3,158,400
New Hampshire State Turnpike System, RB, Series C:
4.00%, 8/01/33	4,350	4,286,229
4.00%, 8/01/35	4,745	4,565,924
		14,412,137
New Jersey — 12.5%
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	12,230	11,771,375
Continental Airlines, Inc. Project, 7.20%, 11/15/30 (c)	10,100	10,100,505
Private Activity Bonds, The Goethals Bridge Replacement Project, 5.00%, 1/01/28	4,705	4,842,010
New Jersey EDA, Refunding RB:
4.25%, 6/15/27	16,500	16,303,485
Cigarette Tax, 5.00%, 6/15/26	10,610	11,186,760
Continental Airlines, Inc. Project, AMT, 5.75%, 9/15/27	6,200	6,051,014
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	5,000	5,176,750
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health, Series A, 4.00%, 7/01/26	3,000	2,912,640
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT:
4.10%, 11/01/28	15,800	15,274,808
4.35%, 11/01/33	7,315	7,014,719
New Jersey Transportation Trust Fund Authority, RB, Transportation Systems:
CAB, Series A, 0.00%, 12/15/28 (a)	66,000	32,126,820
CAB, Series A, 0.00%, 12/15/29 (a)	18,000	8,194,140
Series AA, 4.00%, 6/15/30	13,315	13,437,232
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 1/01/27	5,000	5,364,100
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.50%, 6/01/23	6,950	6,519,934
4.63%, 6/01/26	22,460	19,404,541
		175,680,833
New Mexico — 1.1%
New Mexico Educational Assistance Foundation, RB, AMT:
Education Loan Series A-1, 3.75%, 9/01/31	6,250	5,677,375
Education Loan Series A-2, 3.80%, 11/01/32	5,850	5,290,564
Municipal Bonds	Par (000)	Value
New Mexico (concluded)
New Mexico Educational Assistance Foundation, RB, AMT (concluded):
Education Loan Series A-2, 3.80%, 9/01/33	$5,000	$4,499,150
		15,467,089
New York — 7.1%
Build NYC Resource Corp., RB, Bronx Charter School For International Cultures & The Arts Project, Series A, 5.00%, 4/15/33	3,530	2,758,942
Housing Development Corp., RB, M/F Housing, Series K-1:
3.40%, 11/01/30	8,070	7,399,222
3.50%, 11/01/32	5,865	5,328,528
Housing Development Corp., Refunding RB, M/F Housing:
Series L-1, 3.40%, 11/01/30	1,580	1,448,670
Series L-1, 3.50%, 11/01/32	1,160	1,053,895
Series L-2-A, 3.60%, 11/01/33	11,000	10,009,010
Metropolitan Transportation Authority, Refunding RB, Series F, 5.00%, 11/15/30	25,000	26,740,000
New York Mortgage Agency, Refunding RB, Series 48, 3.45%, 10/01/33	3,500	3,119,025
New York State HFA, RB, M/F Affordable Housing (SONYMA), Series F:
3.05%, 11/01/27	4,020	3,689,757
3.45%, 11/01/32	5,235	4,735,110
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24	3,000	2,807,310
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 4.50%, 7/01/32	9,215	7,650,385
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series A (a):
0.00%, 11/15/29	17,810	8,958,252
0.00%, 11/15/30	25,215	11,869,961
0.00%, 11/15/31	5,000	2,208,750
		99,776,817
North Carolina — 1.3%
City of Charlotte North Carolina, Refunding RB, Charlotte-Douglas International Airport, Special Facilities Revenue, US Airway, Inc. Project, AMT, 5.60%, 7/01/27	15,000	14,790,750
North Carolina Medical Care Commission, RB, Mission Health Combined Group, 4.63%, 10/01/30	2,000	2,034,280
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Whitestone Project, Series A, 7.75%, 3/01/31	1,665	1,788,826
		18,613,856
North Dakota — 0.2%
North Dakota HFA, RB, M/F Housing, Series A, 3.60%, 7/01/32	2,385	2,199,805
Ohio — 0.4%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities, Series A:
5.25%, 7/01/28	500	499,975
5.63%, 7/01/32	1,000	996,540
Ohio State University, RB, General Receipts Special Purpose, Series A, 4.00%, 6/01/31	4,220	4,255,870
		5,752,385
Oklahoma — 0.3%
County of Oklahoma Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A:
5.00%, 4/01/23	1,050	1,057,612
5.00%, 4/01/29	1,500	1,477,965
5.00%, 4/01/33	1,050	1,037,180
		3,572,757

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	31

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Pennsylvania — 9.4%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/27	$6,750	$6,794,820
5.00%, 5/01/28	5,000	4,989,500
5.00%, 5/01/29	3,745	3,701,446
5.00%, 5/01/30	5,300	5,195,643
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Asbury Pennsylvania Obligated Group:
5.00%, 1/01/22	750	752,400
5.25%, 1/01/27	1,275	1,252,675
5.25%, 1/01/32	2,000	1,879,400
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 7/01/33	27,535	25,595,159
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, 5.00%, 6/01/31	5,000	5,143,800
County of Montgomery Pennsylvania IDA, Refunding RB, Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,554,925
County of Northampton Pennsylvania General Purpose Authority, RB, St. Luke’s Hospital of Bethlehem, Series A, 5.00%, 8/15/33	13,250	13,249,735
East Hempfield Township IDA, RB, Student Services Incorporate Student Housing, 5.00%, 7/01/30	1,280	1,270,042
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co. AMT:
Series A, 6.25%, 11/01/27	6,520	6,489,486
Series B, 6.13%, 11/01/27	3,000	2,948,850
Pennsylvania HFA, RB, S/F Housing, Series 114, 3.30%, 10/01/32	20,500	17,530,985
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, 5.00%, 10/01/30	5,250	5,127,832
Pennsylvania Higher Educational Facilities Authority, Refunding RB, La Salle University, 4.00%, 5/01/32	3,000	2,622,000
State Public School Building Authority, RB, School District of Philadelphia Project:
5.00%, 4/01/27	4,130	4,388,497
5.00%, 4/01/28	8,000	8,432,480
5.00%, 4/01/29	6,000	6,273,720
5.00%, 4/01/30	5,500	5,716,370
		131,909,765
South Carolina — 0.1%
South Carolina Jobs EDA, Refunding RB, Bon Secours Health System, Inc., 5.00%, 5/01/28	2,000	1,870,040
South Dakota — 0.1%
Educational Enhancement Funding Corp., Refunding RB, Series B, 5.00%, 6/01/27	650	679,725
Tennessee — 0.1%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.00%, 1/01/33	1,500	1,528,035
Texas — 15.9%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, Series A, 5.00%, 1/01/33	1,260	1,259,950
City of Brownsville Texas Utilities System Revenue, Refunding RB, Series A:
4.00%, 9/01/30	11,170	10,917,781
4.00%, 9/01/31	11,220	10,847,720
City of Houston Texas Airport System Revenue, RB, Series E, AMT, 6.75%, 7/01/29	1,500	1,500,045
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/33	1,650	1,770,038
Clifton Higher Education Finance Corp., Refunding RB, Uplift Education, Series A:
3.10%, 12/01/22	1,050	944,496
Municipal Bonds	Par (000)	Value
Texas (concluded)
Clifton Higher Education Finance Corp., Refunding RB, Uplift Education, Series A (concluded):
3.95%, 12/01/32	$1,800	$1,482,588
County of Harris Texas, Refunding RB, Toll Road Senior Lien, Series C, 4.00%, 8/15/33	12,325	11,839,395
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Brazos Presbyterian Homes, Inc., Series B:
5.75%, 1/01/28	500	504,830
6.38%, 1/01/33	460	464,793
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Brazos Presbyterian Homes, Inc. Project, 5.00%, 1/01/33	1,090	943,253
Memorial Hermann Health System, 4.00%, 12/01/31	20,000	18,618,800
YMCA of the Greater Houston Area, 5.00%, 6/01/28	1,500	1,521,135
YMCA of the Greater Houston Area, 5.00%, 6/01/33	3,000	2,937,900
County of Matagorda Texas Navigation District No. 1, Refunding RB:
Series A (AMBAC), 4.40%, 5/01/30	30,730	29,499,571
Series B (AMBAC), AMT, 4.55%, 5/01/30	10,000	9,547,700
Series B-2, 4.00%, 6/01/30	10,000	9,058,600
County of Midland Texas Fresh Water Supply District No. 1, RB, City of Midland Project Series A:
CAB, 0.00%, 9/15/31 (a)	6,235	2,839,793
CAB, 0.00%, 9/15/32 (a)	15,135	6,344,138
5.00%, 9/15/31	2,435	2,657,364
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A:
4.00%, 11/15/31	5,500	5,089,150
4.00%, 11/15/32	15,420	14,102,207
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, 5.00%, 8/15/33	5,000	5,211,750
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	5,750	5,753,623
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services:
4.00%, 5/15/31	9,970	9,678,377
4.00%, 5/15/32	10,635	10,142,387
New Hope Cultural Education Facilities Corp., RB, Stephenville Tarleton University Project, Series A, 5.38%, 4/01/28	1,150	1,151,150
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 1/01/33	1,600	1,638,864
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 1/01/22	955	918,538
5.50%, 1/01/32	1,000	942,370
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	25,000	25,158,750
Natural Gas Utility Improvements, 5.00%, 12/15/30	18,000	18,178,920
		223,465,976
US Virgin Islands — 0.7%
Virgin Islands Public Finance Authority, Refunding RB, Gross Receipts Taxes Loan Note, Series A, 5.00%, 10/01/32	10,000	9,951,300
Utah — 0.8%
County of Salt Lake Utah Housing Authority, RB, M/F Housing, Liberty Village Apartments Project (Freddie Mac), 3.38%, 8/01/28	12,000	10,974,840
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	2,400	2,232,528

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Virginia — 6.0%
County of Fairfax Virginia EDA, RB, Vinson Hall LLC, Series A:
4.00%, 12/01/22	$505	$474,084
4.50%, 12/01/32	2,840	2,485,085
5.00%, 12/01/32	2,000	1,874,560
County of Fairfax Virginia IDA, Refunding RB, Inova Health System, Series D, 4.00%, 5/15/29	5,325	5,399,870
County of Hanover Virginia EDA, Refunding RB:
Bon Secours Health System, 5.00%, 11/01/30	3,400	3,564,220
Covenant Woods, Series A, 4.50%, 7/01/30	3,000	2,534,040
Covenant Woods, Series A, 4.50%, 7/01/32	1,100	906,829
County of Norfolk Virginia EDA, Refunding RB, Bon Secours Health System, Inc.:
5.00%, 11/01/28	5,000	5,275,050
5.00%, 11/01/29	5,000	5,252,650
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/33	15,445	14,250,020
Dulles Town Center Community Development Authority, Refunding, Special Assessment Bonds, Dulles Town Center Project, 4.25%, 3/01/26	500	454,825
Virginia HDA, RB, Remarketing:
M/F Housing, Sub-Series C-2, 3.00%, 4/01/31	23,175	20,002,343
S/F Housing, Sub-Series C-3, 3.25%, 4/01/31	21,500	18,056,990
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 7/01/34	3,940	3,695,365
		84,225,931
Washington — 3.6%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
3.50%, 9/01/18	1,025	994,301
3.75%, 9/01/19	1,060	1,022,370
4.13%, 9/01/21	1,145	1,094,563
4.50%, 9/01/22	1,000	967,100
5.00%, 9/01/27	1,000	963,200
5.25%, 9/01/32	1,850	1,769,544
Port of Seattle Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 4/01/30	5,000	4,491,500
Spokane Public Facilities District, Refunding RB, Series B:
4.50%, 12/01/30	5,370	5,414,571
5.00%, 12/01/32	5,895	6,167,585
5.00%, 9/01/33	4,665	4,855,332
State of Washington, COP, State and Local Agency Real and Personal Property, Series B:
4.00%, 7/01/29	3,605	3,625,404
4.00%, 7/01/30	4,290	4,284,766
4.00%, 7/01/31	4,470	4,447,650
4.00%, 7/01/32	4,590	4,519,268
Washington State Housing Finance Commission, Refunding RB:
Emerald Heights Project, 5.00%, 7/01/28	1,000	1,024,110
Emerald Heights Project, 5.00%, 7/01/33	1,100	1,112,309
Series 1N (Ginnie Mae)(FannieMae)(Freddie Mac), 3.50%, 12/01/33	4,035	3,616,974
		50,370,547
Wisconsin — 1.0%
Public Finance Authority, Refunding RB, Wisconsin Airport Facilities, Senior Obligated Group, Series B, AMT, 5.25%, 7/01/28	2,250	2,140,222
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Aspirus, Inc., Obligated Group, 5.00%, 8/15/28	3,510	3,717,441
Aspirus, Inc., Obligated Group, 5.00%, 8/15/29	3,685	3,870,319
Marquette University, 4.00%, 10/01/32	4,520	4,449,624
		14,177,606
Municipal Bonds	Par (000)	Value
Wyoming — 1.1%
Wyoming Community Development Authority, Refunding RB, Series 2 & 3, 3.75%, 12/01/32	$16,790	$15,875,449
Total Municipal Bonds — 138.2%		1,941,272,254

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Colorado — 5.4%
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A, AMT:
4.25%, 11/15/29	33,820	32,569,934
4.25%, 11/15/30 (e)	35,210	33,908,557
4.25%, 11/15/31	8,085	7,786,160
4.25%, 11/15/32	2,230	2,147,574
		76,412,225
Florida — 6.4%
County of Broward Florida, ARB, Series Q-1:
4.00%, 10/01/29	17,200	16,370,055
4.00%, 10/01/30	18,095	17,221,869
4.00%, 10/01/31	18,820	17,911,886
4.00%, 10/01/32	19,575	18,630,456
4.00%, 10/01/33 (e)	20,355	19,372,818
		89,507,084
Iowa — 3.0%
Iowa State Board of Regents, RB, University of Iowa Hospitals and Clinics:
4.00%, 9/01/28	3,375	3,331,159
4.00%, 9/01/29	6,525	6,440,240
4.00%, 9/01/30	6,325	6,242,838
4.00%, 9/01/31	8,650	8,537,637
4.00%, 9/01/32	7,750	7,649,327
4.00%, 9/01/33	9,375	9,253,219
		41,454,420
Texas — 10.7%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/30	15,000	14,734,666
4.00%, 9/15/31	19,475	19,130,508
4.00%, 9/15/32	18,075	17,755,272
4.00%, 9/15/33	11,000	10,805,421
4.00%, 9/15/34	11,885	11,674,767
4.00%, 9/15/35	4,500	4,420,400
Dallas/Fort Worth International Airport, Refunding RB, AMT:
Series E, 4.00%, 11/01/32	6,915	6,839,182
Series E, 4.13%, 11/01/35	10,435	10,320,587
Series F, 5.00%, 11/01/29	12,820	12,679,437
Series F, 5.00%, 11/01/30	15,565	15,394,340
Series F, 5.00%, 11/01/31	10,000	9,890,357
Series F, 5.00%, 11/01/32 (e)	17,170	16,981,742
		150,626,679
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.5%		358,000,408
Total Long-Term Investments (Cost — $2,478,328,102) — 163.7%		2,299,272,662

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	3,105,149	3,105,149
Total Short-Term Securities (Cost — $3,105,149) — 0.2%		3,105,149

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	33

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Options Purchased	Value
(Cost — $1,034,475) — 0.0%	$203,125
Total Investments Before Options Written (Cost — $2,482,467,726) — 163.9%	2,302,580,936
Options Written	Value
(Premiums Received — $1,809,269) — (0.5)%	$(7,007,813)
Total Investments, Net of Options Written — 163.4%	2,295,573,123
Other Assets Less Liabilities — 3.1%	43,118,718
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.1%)	(184,165,079)
RVMTP Shares, at Liquidation Value — (53.4%)	(750,000,000)
Net Assets Applicable to Common Shares — 100.0%	$1,404,526,762

Notes to Schedule of Investments

(a)	Zero-coupon bond.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.
(d)
Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from November 1, 2018 to November 15, 2020 is $128,606,839.

(f)	Investments in issuers considered to be an affiliate of the Trust during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
FFI Institutional Tax-Exempt Fund	55,145,313	(52,040,164)	3,105,149	$1,140
(g)	Represents the current yield as of report date.
•	Exchange-traded options purchased as of January 31, 2014 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
10-Year US Treasury Note	Put	$120.50	2/21/14	6,500	$101,562
10-Year US Treasury Note	Put	$121.50	2/21/14	6,500	101,563
Total					$203,125
•	Exchange-traded options written as of January 31, 2014 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
10-Year US Treasury Note	Call	$125.50	2/21/14	6,500	$(4,976,563)
10-Year US Treasury Note	Call	$126.50	2/21/14	6,500	(2,031,250)
Total					$(7,007,813)
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instrument is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instrument, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (concluded)	BlackRock Municipal Target Term Trust (BTT)
The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$2,299,272,662	—	$2,299,272,662
Short-Term Securities	$3,105,149	—	—	3,105,149
Options Purchased:
Interest Rate Contracts	203,125	—	—	203,125
Total	$3,308,274	$2,299,272,662	—	$2,302,580,936
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(7,007,813)	—	—	$(7,007,813)
[2]	Derivative financial instruments are options written, which are shown at value.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of January 31, 2014, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$439,123	—	—	$439,123
Cash pledged as collateral for written options	23,464,000	—	—	23,464,000
Liabilities:
RVMTP Shares	—	$(750,000,000)	—	(750,000,000)
TOB trust certificates	—	(184,119,974)	—	(184,119,974)
Total	$23,903,123	$(934,119,974)	—	$(910,216,851)
There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	35

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New Jersey — 137.1%
Corporate — 9.7%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	$1,790	$124,369
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	2,400	2,506,056
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT (c):
7.00%, 11/15/30	3,450	3,450,000
7.20%, 11/15/30	2,000	2,000,100
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc., Project , AMT:
Series A, 5.70%, 10/01/39	1,500	1,602,195
Series B, 5.60%, 11/01/34	1,275	1,371,288
		11,054,008
County/City/Special District/School District — 17.2%
City of Margate New Jersey, GO, Refunding, Improvement, 5.00%, 1/15/28	1,085	1,170,097
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM):
5.00%, 7/01/34	1,075	1,106,551
5.00%, 7/01/35	175	179,519
County of Bergen New Jersey Improvement Authority, Refunding RB, Fair Lawn Community Center, Inc. Project, 5.00%, 9/15/34	785	866,420
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	1,440	1,724,486
5.50%, 10/01/29	2,630	3,129,937
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 1/01/39	2,000	2,105,040
5.38%, 1/01/44	2,400	2,526,192
County of Union New Jersey Improvement Authority, RB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	1,515	1,616,081
County of Union New Jersey Utilities Authority, Refunding RB, Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	2,185	2,308,933
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	2,814,700
		19,547,956
Education — 18.0%
New Jersey EDA, RB:
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,595,895
The Team Academy Charter School, 6.00%, 10/01/33	1,490	1,533,895
New Jersey Educational Facilities Authority, RB, Montclair State University, Series J, 5.25%, 7/01/38	580	618,141
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,230	3,400,156
Georgian Court University, Series D, 5.00%, 7/01/33	250	252,098
Kean University, Series A, 5.50%, 9/01/36	2,060	2,214,232
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	660	698,155
Ramapo College, Series B, 5.00%, 7/01/42	265	274,940
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (d)	1,450	1,906,475
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	$2,055	$2,193,507
Series 1A, 5.00%, 12/01/25	455	479,588
Series 1A, 5.00%, 12/01/26	295	309,349
Series 1A, 5.25%, 12/01/32	500	525,035
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	970	1,009,149
Rutgers—The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	3,145	3,360,873
		20,371,488
Health — 16.6%
New Jersey EDA, RB:
1st Mortgage, Lions Gate Project, Series A, 5.75%, 1/01/25	500	499,995
1st Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	855	801,853
Masonic Charity Foundation Project, 5.50%, 6/01/31	875	875,787
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A, 5.75%, 11/01/24	4,050	4,074,097
Seabrook Village, Inc. Facility, 5.25%, 11/15/26	1,790	1,771,796
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	730	750,039
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	750	793,448
Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,250	1,308,225
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/37	900	1,010,817
AHS Hospital Corp., 6.00%, 7/01/41	1,045	1,188,719
Meridian Health System Obligated Group, 5.00%, 7/01/26	970	1,048,075
Robert Wood Johnson University Hospital, 5.00%, 7/01/31	500	516,775
St. Barnabas Health Care System, Series A, 5.00%, 7/01/25	140	150,125
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	1,750	1,771,210
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	580	614,359
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	1,605	1,673,517
		18,848,837
Housing — 10.9%
County of Middlesex New Jersey Improvement Authority, RB, AMT (Fannie Mae):
Administration Building Residential Project, 5.35%, 7/01/34	1,400	1,400,140
New Brunswick Apartments Rental Housing, 5.30%, 8/01/35	4,315	4,317,330
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	1,185	1,217,920
S/F Housing, Series AA, 6.38%, 10/01/28	760	797,681
S/F Housing, Series AA, 6.50%, 10/01/38	800	805,776
S/F Housing, Series CC, 5.00%, 10/01/34	1,055	1,087,346
S/F Housing, Series X, AMT, 4.85%, 4/01/16	530	540,372
Newark Housing Authority, RB, Series A, 5.00%, 12/01/30	2,000	2,151,060
		12,317,625

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New Jersey (continued)
State — 27.6%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/26 (e)	$6,000	$3,802,980
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	5,000	5,562,250
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,365	1,568,098
School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,525	1,623,195
School Facilities Construction, Series KK, 5.00%, 3/01/35	1,000	1,048,300
School Facilities Construction, Series Z (AGC), 5.50%, 12/15/34	3,000	3,324,900
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	810	854,032
Cigarette Tax, 5.00%, 6/15/29	1,000	1,035,920
Cigarette Tax (AGM), 5.00%, 6/15/22	2,940	3,321,524
School Facilities Construction, Series GG, 5.25%, 9/01/26	3,500	3,886,610
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	2,350	2,413,332
State of New Jersey, COP, Equipment Lease Purchase, Series A:
5.25%, 6/15/27	2,000	2,155,940
5.25%, 6/15/28	600	642,792
		31,239,873
Transportation — 36.4%
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	800	830,224
New Jersey EDA, RB, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	4,500	4,529,025
New Jersey State Turnpike Authority, RB, Series E, 5.25%, 1/01/40	1,970	2,078,862
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/30	1,415	1,535,671
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AGM), 0.00%, 12/15/32 (e)	4,000	1,498,720
New Jersey Transportation Trust Fund Authority, RB, Transportation System :
6.00%, 12/15/38	945	1,070,392
Series A, 6.00%, 6/15/35	4,135	4,740,654
Series A, 5.88%, 12/15/38	1,770	1,988,949
Series A, 5.50%, 6/15/41	2,000	2,126,760
Series A (AGC), 5.50%, 12/15/38	1,000	1,102,500
Series AA, 5.25%, 6/15/33	3,110	3,373,230
Series AA, 5.50%, 6/15/39	2,260	2,456,371
Port Authority of New York & New Jersey, RB, JFK International Air Terminal Special Project:
Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,000	6,037,142
Series 8, 6.00%, 12/01/42	1,430	1,547,889
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.75%, 11/01/30	1,750	1,924,458
166th Series, 5.25%, 7/15/36	4,000	4,392,520
		41,233,367
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Utility — 0.7%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/33 (e)	$2,000	$772,119
Total Municipal Bonds — 137.1%		155,385,273

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 26.0%
County/City/Special District/School District — 5.3%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	5,710	5,997,441
Education — 1.4%
Rutgers—The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	1,499	1,604,495
State — 5.6%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (d)	987	1,117,117
6.00%, 12/15/34	2,013	2,278,043
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (g)	2,787	3,017,548
		6,412,708
Transportation — 13.7%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (g)	4,700	4,926,728
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	2,000	2,128,120
Series B, 5.25%, 6/15/36 (g)	2,501	2,658,877
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	3,495	3,590,623
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	2,039	2,176,473
		15,480,821
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.0%		29,495,465
Total Long-Term Investments (Cost — $179,051,652) — 163.1%		184,880,738

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (h)(i)	2,786,506	2,786,506
Total Short-Term Securities (Cost — $2,786,506) — 2.5%		2,786,506
Total Investments (Cost — $181,838,158) — 165.6%		187,667,244
Other Assets Less Liabilities — 1.9%		2,042,686
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.3%)		(17,304,752)
VMTP Shares, at Liquidation Value — (52.2%)		(59,100,000)
Net Assets Applicable to Common Shares — 100.0%		$113,305,178

Notes to Schedule of Investments

(a)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(b)	Non-income producing security.
(c)	Variable rate security. Rate shown is as of report date.
(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	37

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ)
(e)	Zero-coupon bond.
(f)
Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020 is $7,517,578.

(h)	Investments in issuers considered to be an affiliate of the Trust during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
BIF New Jersey Municipal Money Fund	4,818,896	(2,032,390)	2,786,506	$13
(i)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of January 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(104)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	$13,078,000	$(55,241)
•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$184,880,738	—	$184,880,738
Short-Term Securities	$2,786,506	—	—	2,786,506
Total	$2,786,506	$184,880,738	—	$187,667,244
[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(55,241)	—	—	$(55,241)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of January 31, 2014, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$160,000	—	—	$160,000
Liabilities:
TOB trust certificates	—	$(17,301,282)	—	(17,301,282)
VMTP Shares	—	(59,100,000)	—	(59,100,000)
Total	$160,000	$(76,401,282)	—	$(76,241,282)

There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York — 137.5%
Corporate — 15.0%
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (a):
7.63%, 8/01/25	$3,200	$3,511,424
7.75%, 8/01/31	4,000	4,389,240
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	795	767,247
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	1,000	1,019,970
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	550	604,577
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	6,000	6,033,600
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	5,350	5,716,635
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	1,500	1,359,900
Port Authority of New York & New Jersey, ARB, Continental Airlines, Inc. & Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	3,285	3,352,638
		26,755,231
County/City/Special District/School District — 35.0%
City of New York New York, GO, Fiscal 2009, Series A-1, 4.75%, 8/15/25	750	848,070
City of New York New York, GO, Refunding:
Series E, 5.50%, 8/01/25	1,280	1,511,578
Series E, 5.00%, 8/01/30	1,000	1,090,750
Series I, 5.00%, 8/01/30	1,000	1,086,470
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	1,000	1,056,940
Series D, 5.38%, 6/01/32	25	25,094
Sub-Series D-1, 5.00%, 8/01/31	690	752,066
Sub-Series G-1, 5.00%, 4/01/28	630	690,965
Sub-Series G-1, 5.00%, 4/01/29	5,120	5,581,414
Sub-Series G-1, 6.25%, 12/15/31	500	572,695
Sub-Series I-1, 5.38%, 4/01/36	1,750	1,956,832
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	250	252,795
5.00%, 11/15/44	7,245	7,289,991
4.75%, 11/15/45	500	501,495
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	1,140	1,242,452
5.00%, 7/01/33	500	527,645
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (b)	1,960	412,796
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (b)	1,500	259,590
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	3,000	2,696,520
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	164,892
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	480	480,667
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
Hudson Yards Infrastructure Corp., RB, Series A:
Senior, Fiscal 2012, 5.75%, 2/15/47	$200	$216,118
5.00%, 2/15/47	5,485	5,533,213
(AGC) (FSA), 5.00%, 2/15/47	1,000	1,014,440
(AGM), 5.00%, 2/15/47	1,000	1,014,440
(NPFGC), 4.50%, 2/15/47	4,500	4,445,550
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.00%, 11/15/34	800	834,536
New York Liberty Development Corp., Refunding RB, Liberty:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	2,000	2,140,060
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,200	1,283,412
4 World Trade Center Project, 5.00%, 11/15/31	860	915,831
4 World Trade Center Project, 5.00%, 11/15/44	6,520	6,667,222
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,445,270
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,935	1,944,269
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,670	1,703,417
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	2,070	2,073,995
State of New York Dormitory Authority, RB, Series C, 5.00%, 3/15/34	2,185	2,337,316
		62,570,806
Education — 32.2%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (c)(d):
7.00%, 5/01/25	910	136,536
7.00%, 5/01/35	590	88,524
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	1,100	1,118,238
Build NYC Resource Corp., RB, Series A:
Bronx Charter School For Excellence Project, 5.50%, 4/01/43	900	880,731
Bronx Charter School For International Cultures & The Arts Project, 5.00%, 4/15/33	900	703,413
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	750	802,297
City of New York New York Trust for Cultural Resources, Refunding RB:
Carnegie Hall, Series A, 4.75%, 12/01/39	2,000	2,032,460
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,098,910
Wildlife Conservation Society, Series A, 5.00%, 8/01/33	3,500	3,760,050
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	3,385	3,484,824
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	625	667,444
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	6,575	5,443,640
County of Madison New York Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 7/01/39	135	137,487
County of Madison New York Industrial Development Agency New York, RB, Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	275	273,295
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	1,900	2,041,018

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	39

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	$320	$338,198
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,165	1,192,680
County of Oneida New York Local Development Corp., RB, Hamilton College Project, 4.00%, 7/01/38	300	292,227
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	360	363,928
5.00%, 7/01/42	220	216,709
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	750	783,412
County of Suffolk New York Industrial Development Agency, Refunding RB, Remarketing, New York Institute of Technology Project, 5.00%, 3/01/26	1,000	1,008,970
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	700	758,912
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	781,358
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	170,731
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	818,602
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	228,778
Mount Sinai School of Medicine, 5.13%, 7/01/39	2,000	2,063,300
New York University, Series A (AMBAC), 5.00%, 7/01/37	1,000	1,074,900
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	1,440	1,673,122
New York University, Series B, 5.00%, 7/01/37	1,250	1,333,025
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	2,000	2,095,800
Teachers College, Series B, 5.00%, 7/01/42	3,225	3,364,384
University of Rochester, Series A, 5.13%, 7/01/39	850	927,205
University of Rochester, Series A, 0.00%, 7/01/39 (e)	650	679,172
University of Rochester, Series B, 5.00%, 7/01/39	500	525,150
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	2,000	2,193,020
Brooklyn Law School, 5.75%, 7/01/33	475	498,589
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,080,020
Culinary Institute of America, 5.00%, 7/01/42	300	300,804
Fordham University, 4.00%, 7/01/30	555	553,662
New York University, Series A, 5.00%, 7/01/37	1,790	1,908,892
Rochester Institute of Technology, 5.00%, 7/01/42	1,790	1,857,143
Rockefeller University, Series B, 4.00%, 7/01/38	775	779,945
Skidmore College, Series A, 5.00%, 7/01/27	190	206,788
Skidmore College, Series A, 5.00%, 7/01/28	75	81,069
Skidmore College, Series A, 5.25%, 7/01/29	85	92,783
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	2,355	2,621,139
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	445	487,907
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	895	942,050
Teachers College, 5.50%, 3/01/39	450	475,668
		57,438,909
Municipal Bonds	Par (000)	Value
New York (continued)
Health — 17.0%
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	$300	$321,378
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	500	483,010
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/32	240	247,416
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,650	1,816,980
County of Nassau New York Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project:
4.25%, 7/01/42	350	307,503
5.00%, 7/01/42	2,750	2,759,267
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	1,175	1,202,166
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	2,500	2,597,425
Series B, 6.00%, 11/01/30	500	552,695
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
4.00%, 1/01/23	650	645,912
5.00%, 1/01/28	675	688,601
5.00%, 1/01/34	1,250	1,260,688
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project:
4.50%, 7/01/32	3,225	2,677,427
5.00%, 7/01/42	540	450,760
State of New York Dormitory Authority, RB:
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	750	786,405
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	500	543,430
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	200	213,478
New York University Hospitals Center, Series A, 6.00%, 7/01/40	500	542,825
New York University Hospitals Center, Series B, 5.63%, 7/01/37	530	552,075
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	1,775	1,870,619
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	500	481,955
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	300,414
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,385	1,495,592
State of New York Dormitory Authority, Refunding RB:
New York University Hospital Center, Series A, 5.00%, 7/01/36	3,390	3,451,596
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,750	1,822,170
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	1,000	1,024,970
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	1,100	1,166,671
		30,263,428

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York (continued)
Housing — 1.0%
State of New York HFA, RB, M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	$1,500	$1,508,355
State of New York Mortgage Agency, Refunding RB, 48th Series, 3.70%, 10/01/38	360	322,787
		1,831,142
State — 6.0%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2013, Series S-1, 4.00%, 7/15/42	735	703,645
Series S-2 (NPFGC), 4.25%, 1/15/34	1,260	1,262,759
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	600	681,438
New York State Dormitory Authority, RB, Mental Health Services Facilities Improvement, Series B (AMBAC), 5.00%, 2/15/35:	2,000	2,058,600
State of New York Dormitory Authority, Refunding RB:
General Purpose Bonds, Series D, 5.00%, 2/15/34	500	538,705
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	395	414,833
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	320	349,098
State of New York Thruway Authority, Refunding RB, 2nd General Highway and Bridge Trust, Series A, 5.00%, 4/01/32	3,500	3,779,580
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/30	885	976,235
		10,764,893
Transportation — 16.8%
Metropolitan Transportation Authority, RB:
Series C, 6.50%, 11/15/28	1,000	1,174,250
Series D, 5.25%, 11/15/41	1,000	1,048,750
Series E, 5.00%, 11/15/38	1,000	1,037,560
Series H, 5.00%, 11/15/25	325	360,851
Metropolitan Transportation Authority, Refunding RB:
Series D, 5.25%, 11/15/30	910	999,016
Series F, 5.00%, 11/15/30	4,530	4,845,288
Series F (AGM), 4.00%, 11/15/30	1,250	1,268,475
Port Authority of New York & New Jersey, ARB, Special Project JFK International Air Terminal LLC AMT (NPFGC):
Series 6, 5.75%, 12/01/22	6,000	6,037,140
Series 8, 6.00%, 12/01/42	1,000	1,082,440
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	575	621,822
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	1,330	1,335,014
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	1,970	1,741,519
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	500	514,485
Port Authority of New York & New Jersey, Refunding RB, AMT, 5.00%, 12/01/33	750	791,077
State of New York Thruway Authority, Refunding RB, General, Series I:
5.00%, 1/01/27	2,000	2,189,880
5.00%, 1/01/37	2,920	3,063,810
5.00%, 1/01/42	280	291,119
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (b)	845	351,013
General, CAB, Series B, 0.00%, 11/15/32 (b)	2,500	1,058,675
Sub-Series A, 5.00%, 11/15/30	250	270,838
		30,083,022
Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities — 14.5%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Series B, 5.00%, 6/15/36	$750	$794,850
City of New York New York Municipal Water Finance Authority, Refunding RB:
2nd General Resolution, Series EE, 4.00%, 6/15/45	2,310	2,149,801
Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,095,310
Water & Sewer System, Series A, 4.75%, 6/15/30	1,500	1,589,580
City of New York New York Water & Sewer System, Refunding RB, Series D, 5.00%, 6/15/39	5,000	5,201,650
Long Island Power Authority, RB, General Electric System:
Series A (AGM), 5.00%, 5/01/36	500	519,360
Series C (CIFG), 5.25%, 9/01/29	2,000	2,253,000
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	4,000	4,428,840
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds New York City Municipal Water Finance Authority Projects, 2nd General Resolution, Series B, 5.00%, 6/15/36	350	375,141
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	6,860	7,391,444
		25,798,976
Total Municipal Bonds in New York		245,506,407

Puerto Rico — 1.4%
Housing — 1.4%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,500	2,502,475
Total Municipal Bonds — 138.9%		248,008,882

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New York — 24.7%
County/City/Special District/School District — 2.8%
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	825	880,597
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (g)	1,250	1,350,628
New York Liberty Development Corp., Refunding RB, Liberty, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	2,774,482
		5,005,707
Housing — 8.0%
State of New York Mortgage Agency, RB, 31st Series A, AMT, 5.30%, 10/01/31	14,400	14,408,640
State — 0.4%
City of New York New York Transitional Finance Authority, BARB, Series S-3, 5.25%, 1/15/39	660	710,810
Transportation — 5.5%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	6,907,497
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,634,775

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	41

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New York (concluded)
Transportation (concluded)
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	$1,180	$1,281,032
		9,823,304
Utilities — 8.0%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,200	1,340,050
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	872,105
2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	5,310	5,751,633
2nd General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	3,511	3,647,441
Series A, 4.75%, 6/15/30	2,500	2,649,300
		14,260,529
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.7%		44,208,990
Total Long-Term Investments (Cost — $288,527,749) — 163.6%		292,217,872
Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (h)(i)	3,260,209	$3,260,209
Total Short-Term Securities (Cost — $3,260,209) — 1.8%		3,260,209
Total Investments (Cost — $291,787,958) — 165.4%		295,478,081
Other Assets Less Liabilities — 1.5%		2,684,864
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.0%)		(25,048,659)
VMTP Shares, at Liquidation Value — (52.9%)		(94,500,000)
Net Assets Applicable to Common Shares — 100.0%		$178,614,286

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Zero-coupon bond.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(f)
Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire February 15, 2019 is $661,835.

(h)	Investments in issuers considered to be an affiliate of the Trust during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:
Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
BIF New York Municipal Money Fund	7,477,704	(4,217,495)	3,260,209	$1,032
(i)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of January 31, 2014 were as follows:
Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(146)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	$18,359,500	$(296,366)
•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2014:
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$292,217,872	—	$292,217,872
Short-Term Securities	$3,260,209	—	—	3,260,209
Total	$3,260,209	$292,217,872	—	$295,478,081
[1]	See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(296,366)	—	—	$(296,366)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of January 31, 2014, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$250,000	—	—	$250,000
Liabilities:
TOB trust certificates	—	$(25,045,449)	—	(25,045,449)
VMTP Shares	—	(94,500,000)	—	(94,500,000)
Total	$250,000	$(119,545,449)	—	$(119,295,449)

There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	43

Statements of Assets and Liabilities
January 31, 2014 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Assets
Investments at value — unaffiliated[1]	$798,236,559	$86,138,676	$157,188,844	$2,299,475,787	$184,880,738	$292,217,872
Investments at value — affiliated[2]	2,028,205	1,651,119	995,416	3,105,149	2,786,506	3,260,209
Cash	—	—	—	439,123	—	—
Cash pledged for financial futures contracts	506,000	—	134,000	—	160,000	250,000
Cash pledged as collateral for written options	—	—	—	23,464,000	—	—
Interest receivable	11,652,272	1,015,616	2,002,189	25,491,943	1,748,796	3,539,760
Investments sold receivable	3,805,053	20,256	20,256	1,064,464	836,739	—
Deferred offering costs	91,964	—	146,984	840,729	56,717	67,061
Prepaid expenses	31,336	8,313	59,194	55,778	15,702	19,325
Total assets	816,351,389	88,833,980	160,546,883	2,353,936,973	190,485,198	299,354,227

Accrued Liabilities
TOB trust payable	6,250,000	—	500,000	—	—	—
Investments purchased payable	9,072,457	—	629	—	—	—
Income dividends payable — Common Shares	2,476,617	279,497	485,240	6,609,897	575,009	891,085
Options written at value[3]	—	—	—	7,007,813	—	—
Investment advisory fees payable	391,793	37,505	80,625	781,288	95,275	150,272
Variation margin payable on financial futures contracts	89,062	—	25,827	359,610	30,874	43,343
Officer’s and Trustees’ fees payable	74,252	9,364	17,657	23,593	20,392	31,981
Interest expense and fees payable	27,723	12,143	5,769	45,105	3,470	3,210
Offering costs payable	—	—	—	286,782	—	—
Other accrued expenses payable	76,610	41,031	36,201	176,149	53,718	74,601
Total accrued liabilities	18,458,514	379,540	1,151,948	15,290,237	778,738	1,194,492

Other Liabilities
TOB trust certificates	145,485,769	240,000	29,682,276	184,119,974	17,301,282	25,045,449
RVMTP Shares, at liquidation value of $100,000 per share[4,5]	—	—	—	750,000,000	—	—
VMTP Shares, at liquidation value of $100,000 per share[4,5]	171,300,000	—	—	—	59,100,000	94,500,000
VRDP Shares, at liquidation value of $100,000 per share[4,5]	—	—	34,200,000	—	—	—
Total other liabilities	316,785,769	240,000	63,882,276	934,119,974	76,401,282	119,545,449
Total liabilities	335,244,283	619,540	65,034,224	949,410,211	77,180,020	120,739,941

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[4,5]	—	3,125,049	—	—	—	—
Net Assets Applicable to Common Shareholders	$481,107,106	$85,089,391	$95,512,659	$1,404,526,762	$113,305,178	$178,614,286

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[6,7,8]	$447,224,603	$80,158,463	$95,072,265	$1,673,075,256	$108,797,748	$183,199,654
Undistributed (distributions in excess of) net investment income	4,963,425	2,953,500	618,326	(5,835,624)	1,658,894	3,060,717
Accumulated net realized loss	(21,680,598)	(742,418)	(10,957,670)	(77,627,536)	(2,925,309)	(11,039,843)
Net unrealized appreciation/depreciation	50,599,676	2,719,846	10,779,738	(185,085,334)	5,773,845	3,393,758
Net Assets Applicable to Common Shareholders	$481,107,106	$85,089,391	$95,512,659	$1,404,526,762	$113,305,178	$178,614,286
Net asset value per Common Share	$15.09	$15.30	$14.25	$19.92	$14.80	$13.83
[1] Investments at cost — unaffiliated	$747,221,664	$83,418,830	$146,362,851	$2,479,362,577	$179,051,652	$288,527,748
[2] Investments at cost — affiliated	$2,028,205	$1,651,119	$995,416	$3,105,149	$2,786,506	$3,260,209
[3] Premiums received	—	—	—	$1,809,269	—	—
[4] Preferred Shares outstanding, par value $ 0.001 per share	1,713	125	342	150	591	945
[5] Preferred Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited
[6] Par value per Common Share	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001
[7] Common Shares outstanding	31,874,095	5,562,128	6,704,527	70,505,571	7,656,577	12,914,274
[8] Common Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Statements of Operations
Six Months Ended January 31, 2014 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Investment Income
Interest	$18,016,336	$1,667,501	$3,775,577	$48,212,151	$4,429,016	$6,890,815
Income — affiliated	—	643	465	1,140	13	1,032
Total income	18,016,336	1,668,144	3,776,042	48,213,291	4,429,029	6,891,847

Expenses
Investment advisory	2,302,536	243,105	475,299	4,552,912	561,820	886,769
Professional	46,257	27,205	26,544	92,488	29,296	33,517
Accounting services	15,768	8,306	12,620	118,617	14,753	2,948
Liquidity fees	—	—	160,231	—	—	—
Transfer agent	17,577	12,545	9,601	72,534	10,381	13,472
Officer and Directors	28,924	4,612	5,484	67,860	6,400	10,284
Custodian	17,403	4,603	6,828	42,392	6,637	9,595
Registration	880	733	733	39,494	739	747
Printing	2,918	2,731	1,477	18,507	3,549	4,251
Remarketing fees on Preferred Shares	—	7,170	17,480	—	—	—
Miscellaneous	48,837	20,181	31,386	68,189	32,953	41,610
Total expenses excluding interest expense, fees and amortization of offering costs	2,481,100	331,191	747,683	5,072,993	666,528	1,003,193
Interest expense, fees and amortization of offering costs[1]	1,428,067	607	142,737	3,603,917	409,797	617,061
Total expenses	3,909,167	331,798	890,420	8,676,910	1,076,325	1,620,254
Less fees waived by Manager	(1,113)	(354)	(312)	(752)	(2,842)	(2,042)
Total expenses after fees waived	3,908,054	331,444	890,108	8,676,158	1,073,483	1,618,212
Net investment income	14,108,282	1,336,700	2,885,934	39,537,133	3,355,546	5,273,635

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(416,491)	(7,692)	(2,313,042)	(24,326,903)	(1,678,533)	(4,977,891)
Financial futures contracts	29,670	—	49,985	224,155	59,631	140,166
	(386,821)	(7,692)	(2,263,057)	(24,102,748)	(1,618,902)	(4,837,725)
Net change in unrealized appreciation/depreciation on:
Investments	20,387,146	369,353	4,702,596	112,114,948	5,124,038	9,844,982
Financial futures contracts	(415,219)	—	(46,255)	—	(55,241)	(296,366)
Options written	—	—	—	(5,198,544)	—	—
	19,971,927	369,353	4,656,341	106,916,404	5,068,797	9,548,616
Total realized and unrealized gain	19,585,106	361,661	2,393,284	82,813,656	3,449,895	4,710,891

Dividends and Distributions to AMPS Shareholders From
Net investment income	—	(6,746)	—	—	—	—
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$33,693,388	$1,691,615	$5,279,218	$122,350,789	$6,805,441	$9,984,526
[1]	Related to TOBs, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	45

Statements of Changes in Net Assets

	BlackRock California Municipal Income Trust (BFZ)		BlackRock Florida Municipal 2020 Term Trust (BFO)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013

Operations
Net investment income	$14,108,282	$28,429,898	$1,336,700	$3,765,338
Net realized gain (loss)	(386,821)	2,411,035	(7,692)	74,831
Net change in unrealized appreciation/depreciation	19,971,927	(59,039,937)	369,353	(3,636,735)
Dividends to AMPS Shareholders from net investment income	—	—	(6,746)	(77,727)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	33,693,388	(28,199,004)	1,691,615	125,707

Dividends to Common Shareholders From
Net investment income	(14,859,703)	(29,708,677)[1]	(1,740,946)	(4,238,341)[1]

Capital Share Transactions
Reinvestment of common dividends	—	603,432	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	18,833,685	(57,304,249)	(49,331)	(4,112,634)
Beginning of period	462,273,421	519,577,670	85,138,722	89,251,356
End of period	$481,107,106	$462,273,421	$85,089,391	$85,138,722
Undistributed net investment income, end of period	$4,963,425	$5,714,846	$2,953,500	$3,364,492

	BlackRock Municipal Income Investment Trust (BBF)		BlackRock Municipal Target Term Trust (BTT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Six Months Ended January 31, 2014 (Unaudited)	Period August 30, 2012[2] to July 31, 2013

Operations
Net investment income	$2,885,934	$5,731,148	$39,537,133	$55,675,510
Net realized gain (loss)	(2,263,057)	788,098	(24,102,748)	(53,519,716)
Net change in unrealized appreciation/depreciation	4,656,341	(14,231,581)	106,916,404	(292,001,738)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	5,279,218	(7,712,335)	122,350,789	(289,845,944)

Dividends and Distributions to Common Shareholders From
Net investment income	(2,911,441)	(5,822,394)[1]	(39,659,384)	(61,454,151)[1]
Return of capital	—	—	—	(7,606,056)[1]
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(2,911,441)	(5,822,394)	(39,659,384)	(69,060,207)

Capital Share Transactions
Net proceeds from the issuance of shares	—	—	—	1,477,804,008
Net proceeds from the underwriter’s over allotment option exercised	—	—	—	202,937,500
Reinvestment of common dividends	—	52,510	—	—
Net increase in net assets derived from capital share transaction	—	52,510	—	1,680,741,508

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	2,367,777	(13,482,219)	82,691,405	1,321,835,357
Beginning of period	93,144,882	106,627,101	1,321,835,357	—
End of period	$95,512,659	$93,144,882	$1,404,526,762	$1,321,835,357
Undistributed (distributions in excess of) net investment income, end of period	$618,326	$643,833	$(5,835,624)	$(5,713,373)
[1]	Determined in accordance to federal income tax regulations.
[2]	Commencement of operations.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Statements of Changes in Net Assets

	BlackRock New Jersey Municipal Income Trust (BNJ)		BlackRock New York Municipal Income Trust (BNY)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013

Operations
Net investment income	$3,355,546	$6,744,653	$5,273,635	$11,286,518
Net realized gain (loss)	(1,618,902)	1,157,320	(4,837,725)	521,461
Net change in unrealized appreciation/depreciation	5,068,797	(14,524,962)	9,548,616	(27,196,710)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	6,805,441	(6,622,989)	9,984,526	(15,388,731)

Dividends to Common Shareholders From
Net investment income	(3,450,054)	(7,215,408)[1]	(5,346,512)	(11,222,319)[1]

Capital Share Transactions
Reinvestment of common dividends	—	291,605	—	567,300

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	3,355,387	(13,546,792)	4,638,014	(26,043,750)
Beginning of period	109,949,791	123,496,583	173,976,272	200,020,022
End of period	$113,305,178	$109,949,791	$178,614,286	$173,976,272
Undistributed net investment income, end of period	$1,658,894	$1,753,402	$3,060,717	$3,133,594
[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	47

Statements of Cash Flows

Six Months Ended January 31, 2014 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$33,693,388	$5,279,218	$122,350,789	$6,805,441	$9,984,526
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	90,219	(24,387)	364,646	166,497	163,840
(Increase) in cash pledged for financial futures contracts	(506,000)	(134,000)	(23,464,000)	(160,000)	(250,000)
(Increase) in prepaid expenses	(19,936)	(16,799)	(44,718)	(11,601)	(12,435)
(Decrease) in investment advisory fees payable	(5,310)	(3,206)	(35,964)	(271)	(6,612)
Increase (decrease) in interest expense and fees payable	(51,565)	(8,406)	(51,633)	46,306	(8,194)
(Decrease) in other accrued expenses payable	(37,143)	(20,895)	(54,688)	(7,620)	(32,557)
Increase in variation margin payable on financial futures contracts	89,062	25,827	359,610	30,874	43,343
Increase in Officer’s and Trustees’ fees payable	6,043	936	2,548	1,013	1,786
Net realized loss on investments	416,491	2,313,042	24,326,903	1,678,533	4,977,891
Net unrealized loss on investments	(20,387,146)	(4,702,596)	(106,916,404)	(5,124,038)	(9,844,982)
Amortization of premium and accretion of discount on investments	1,359,596	205,411	1,115,829	131,025	350,328
Amortization of deferred offering costs	37,383	13,258	11,425	24,004	27,879
Premiums received from options written	—	—	1,809,269	—	—
Proceeds from sales of long-term investments	85,208,407	31,151,327	139,325,377	17,063,626	49,317,728
Purchases of long-term investments	(77,349,931)	(29,964,579)	(79,236,373)	(18,631,140)	(43,018,670)
Net proceeds from sales (purchases) of short-term securities	(759,021)	3,715,287	52,040,164	2,032,390	4,217,494
Cash provided by (used for) operating activities	21,784,537	7,829,438	131,902,780	4,045,039	15,911,365

Cash Provided by (Used for) Financing Activities
Cash payments for TOB trust certificates	(6,920,421)	(4,914,142)	(91,560,000)	(591,052)	(11,510,272)
Cash dividends paid to Common Shareholders	(14,859,703)	(2,911,441)	(39,659,384)	(3,450,054)	(5,346,512)
Cash payments for offering costs	—	—	(208,650)	—	—
Increase (decrease) in bank overdraft	(4,413)	(3,855)	(35,623)	(3,933)	—
Cash provided by (used for) financing activities	(21,784,537)	(7,829,438)	(131,463,657)	(4,045,039)	(16,856,784)

Cash
Net change in cash	—	—	439,123	—	(945,419)
Cash at beginning of period	—	—	—	—	945,419
Cash at end of period	—	—	$439,123	—	—

Cash Flow Information
Cash paid during the period for interest and fees	$1,442,249	$177,248	$3,644,125	$339,487	$597,376

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$14.50		$16.32	$13.88		$14.28		$12.71		$13.98
Net investment income[1]	0.44		0.89	0.95		0.98		1.00		1.03
Net realized and unrealized gain (loss)	0.62		(1.78)	2.42		(0.45)		1.50		(1.35)
Dividends to AMPS shareholders from net investment income	—		—	(0.01)		(0.02)		(0.02)		(0.12)
Net increase (decrease) from investment operations	1.06		(0.89)	3.36		0.51		2.48		(0.44)
Dividends to Common Shareholders from net investment income	(0.47)		(0.93)[2]	(0.92)[2]		(0.91)[2]		(0.91)[2]		(0.83)[2]
Net asset value, end of period	$15.09		$14.50	$16.32		$13.88		$14.28		$12.71
Market price, end of period	$14.33		$13.63	$16.64		$13.16		$14.21		$12.40

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	7.62%	[4]	(5.81)%	24.98%		4.05%		20.15%		(2.36)%
Based on market price	8.73%	[4]	(13.17)%	34.40%		(0.86)%		22.55%		(4.81)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.67%	[5]	1.63%	1.49%	[6]	1.46%	[6]	1.36%	[6]	1.54%	[6]
Total expenses after fees waived and paid indirectly	1.67%	[5]	1.63%	1.46%	[6]	1.39%	[6]	1.27%	[6]	1.35%	[6]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees and amortization of offering costs[7]	1.06%	[5]	1.01%	1.07%	[6,8]	1.12%	[6]	1.04%	[6]	1.08%	[6]
Net investment income	6.04%	[5]	5.49%	6.28%	[6]	7.19%	[6]	6.94%	[6]	8.27%	[6]
Dividends to AMPS shareholders	—		—	0.05%		0.15%		0.15%		1.00%
Net investment income to Common Shareholders	6.04%	[5]	5.49%	6.23%		7.04%		6.79%		7.27%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$481,107		$462,273	$519,578		$441,745		$454,299		$192,551
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$171,325		$171,325		$71,000
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$171,300		$171,300	$171,300		—		—		—
Portfolio turnover	11%		22%	30%		36%		47%		58%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		$89,460		$91,293		$92,801
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$380,856		$369,862	$403,314		—		—		—
[1]	Based on average Common Shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Do not reflect the effect of dividends to AMPS shareholders.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP shares, respectively.
[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.04%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	49

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31,
			2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$15.31		$16.05	$14.94	$14.91	$13.35	$14.16
Net investment income[1]	0.24		0.68	0.85	0.92	0.95	0.96
Net realized and unrealized gain (loss)	0.06		(0.65)	0.98	(0.19)	1.31	(1.00)
Dividends to AMPS shareholders from net investment income	—		(0.01)	(0.02)	(0.03)	(0.03)	(0.15)
Net increase (decrease) from investment operations	0.30		0.02	1.81	0.70	2.23	(0.19)
Dividends to Common Shareholders from net investment income	(0.31)		(0.76)[2]	(0.70)[2]	(0.67)[2]	(0.67)[2]	(0.62)[2]
Net asset value, end of period	$15.30		$15.31	$16.05	$14.94	$14.91	$13.35
Market price, end of period	$15.11		$15.12	$15.60	$13.91	$14.30	$12.31

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	2.01%	[4]	0.12%	12.44%	5.07%	17.35%	(0.48)%
Based on market price	2.00%	[4]	1.73%	17.38%	2.00%	22.05%	3.95%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	0.78%	[6]	0.92%	1.06%	1.13%	1.14%	1.29%
Total expenses after fees waived and paid indirectly[5]	0.78%	[6]	0.92%	1.06%	1.13%	1.13%	1.26%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,7]	0.77%	[6,8]	0.92% [8]	1.06% [8]	1.09%	1.09%	1.13%
Net investment income[5]	3.13%	[6]	4.23%	5.48%	6.29%	6.72%	7.39%
Dividends to AMPS shareholders	0.02%	[6]	0.09%	0.12%	0.19%	0.22%	1.13%
Net investment income to Common Shareholders	3.11%	[6]	4.14%	5.36%	6.10%	6.50%	6.26%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$85,089		$85,139	$89,251	$83,111	$82,929	$74,256
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$3,125		$19,100	$42,900	$42,900	$42,900	$42,900
Portfolio turnover	1%		9%	32%	6%	6%	9%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$705,715		$136,438	$77,011	$73,433	$73,329	$68,275
[1]	Based on average Common Shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Do not reflect the effect of dividends to AMPS shareholders.
[6]	Annualized.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and AMPS shares, respectively.
[8]	For the years ended January 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and remarketing fees was 0.76%, 0.87% and 0.97%, respectively.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$13.89		$15.91	$13.40		$13.91		$12.71		$14.08
Net investment income[1]	0.43		0.85	0.86		0.97		0.92		1.01
Net realized and unrealized gain (loss)	0.36		(2.00)	2.55		(0.56)		1.20		(1.36)
Dividends to AMPS shareholders from net investment income	—		—	(0.00)[2]		(0.02)		(0.02)		(0.14)
Net increase (decrease) from investment operations	0.79		(1.15)	3.41		0.39		2.10		(0.49)
Dividends to Common Shareholders from net investment income	(0.43)		(0.87)[3]	(0.90)[3]		(0.90)[3]		(0.90)[3]		(0.88)[3]
Net asset value, end of period	$14.25		$13.89	$15.91		$13.40		$13.91		$12.71
Market price, end of period	$13.13		$12.47	$16.25		$12.74		$13.90		$12.49

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	6.16%	[5]	(7.56)%	26.21%		3.15%		17.04%		(2.57)%
Based on market price	8.96%	[5]	(18.75)%	35.59%		(1.86)%		19.01%		(1.46)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.92%	[6]	1.83%	1.99%	[7]	1.60%	[7]	1.46%	[7]	1.47% [7]
Total expenses after fees waived and paid indirectly	1.92%	[6]	1.83%	1.99%	[7]	1.60%	[7]	1.37%	[7]	1.27% [7]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees and amortization of offering costs[8]	1.61%	[6,9]	1.49% [9]	1.61%	[7,9]	1.33%	[7]	1.17%	[7]	1.16% [7]
Net investment income	6.21%	[6]	5.41%	5.89%		7.35%		6.84%		8.13%
Dividends to AMPS shareholders	—		—	0.02%		0.14%		0.16%		1.11%
Net investment income to Common Shareholders	6.21%	[6]	5.41%	5.87%		7.21%		6.68%		7.02%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$95,513		$93,145	$106,627		$89,726		$93,073		$85,050
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$34,250		$34,250		$34,250
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$34,200		$34,200	$34,200		—		—		—
Portfolio turnover	17%		33%	39%		24%		46%		66%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		$90,493		$92,938		$87,082
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$379,277		$372,353	$411,775		—		—		—
[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Do not reflect the effect of dividends to AMPS shareholders.
[8]	Interest expense, fees and amortization of offering costs relate to TOBs. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP shares, respectively.
[9]	For the period ended January 31, 2014 and the years ended July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.23%, 1.17% and 1.31%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	51

Financial Highlights	BlackRock Municipal Target Term Trust (BTT)

	Six Months Ended January 31, 2014 (Unaudited)	Period August 30, 2012[1] to July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$18.75	$23.88 [2]
Net investment income[3]	0.56	0.80
Net realized and unrealized gain (loss)	1.17	(4.95)
Net increase (decrease) from investment operations	1.73	(4.15)
Dividends and distributions from:
Net investment income	(0.56)[4]	(0.87)[5]
Return of capital	—	(0.11)[5]
Total dividends and distributions	(0.56)	(0.98)
Net asset value, end of period	$19.92	$18.75
Market price, end of period	$18.64	$18.42

Total Investment Return Applicable to Common Shareholders[6]
Based on net asset value[7]	9.68%	(18.00)%
Based on market price[7]	4.47%	(23.05)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[8]	1.31%	0.99%
Total expenses after fees waived and paid indirectly[8]	1.31%	0.99%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8,9]	0.76%	0.64%
Net investment income to Common Shareholders[8]	5.96%	3.78%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,404,527	$1,321,835
RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	$750,000	$750,000
Portfolio turnover	3%	39%
Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$14,363,512	$13,812,236
[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.
[3]	Based on average Common Share outstanding.
[4]	A portion of the dividends from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
[5]	Determined in accordance with federal income tax regulations.
[6]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[7]	Aggregate total investment return.
[8]	Annualized.
[9]	Interest expense, fees and amortization of offering costs, related to TOBs and/or RVMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and RVMTP Shares, respectively.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$14.36		$16.17	$14.07		$14.38		$12.78		$14.15
Net investment income[1]	0.44		0.88	0.95		0.98		1.02		1.05
Net realized and unrealized gain (loss)	0.45		(1.75)	2.11		(0.32)		1.54		(1.38)
Dividends to AMPS shareholders from net investment income	—		—	(0.01)		(0.03)		(0.03)		(0.11)
Net increase (decrease) from investment operations	0.89		(0.87)	3.05		0.63		2.53		(0.44)
Dividends to Common Shareholders from net investment income	(0.45)		(0.94)[2]	(0.95)[2]		(0.94)[2]		(0.93)[2]		(0.93)[2]
Net asset value, end of period	$14.80		$14.36	$16.17		$14.07		$14.38		$12.78
Market price, end of period	$13.58		$13.67	$17.67		$14.10		$14.82		$14.00

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	6.61%	[4]	(5.82)%	22.25%		4.74%		20.22%		(2.62)%
Based on market price	2.76%	[4]	(17.95)%	33.30%		1.85%		13.11%		0.04%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.95%	[5]	1.81%	1.47%	[6]	1.25%	[6]	1.23%	[6]	1.38%	[6]
Total expenses after fees waived and paid indirectly	1.95%	[5]	1.81%	1.46%	[6]	1.24%	[6]	1.13%	[6]	1.17%	[6]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.20%	[5]	1.13%	1.18%	[6,8]	1.22%	[6]	1.12%	[6]	1.14%	[6]
Net investment income	6.09%	[5]	5.51%	6.28%	[6]	7.09%	[6]	7.42%	[6]	8.49%	[6]
Dividends to AMPS shareholders	—		—	0.08%		0.21%		0.23%		1.22%
Net investment income to Common Shareholders	6.09%	[5]	5.51%	6.20%		6.88%		7.19%		7.27%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$113,305		$109,950	$123,497		$107,226		$109,257		$96,696
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$59,100		$59,100		$59,100
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$59,100		$59,100	$59,100		—		—		—
Portfolio turnover	10%		9%	20%		20%		11%		29%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		$70,358		$71,218		$65,905
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$291,718		$286,040	$308,962		—		—		—
[1]	Based on average Common Shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Do not reflect the effect of dividends to AMPS shareholders.
[7]	Interest expense and fees relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.14%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	53

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$13.47		$15.53	$13.87		$14.27		$12.71		$13.88
Net investment income[1]	0.41		0.87	0.93		1.01		1.04		1.06
Net realized and unrealized gain (loss)	0.36		(2.06)	1.73		(0.39)		1.54		(1.22)
Dividends to AMPS shareholders from net investment income	—		—	(0.01)		(0.03)		(0.03)		(0.10)
Net increase (decrease) from investment operations	0.77		(1.19)	2.65		0.59		2.55		(0.26)
Dividends to Common Shareholders from net investment income	(0.41)		(0.87)[2]	(0.99)[2]		(0.99)[2]		(0.99)[2]		(0.91)[2]
Net asset value, end of period	$13.83		$13.47	$15.53		$13.87		$14.27		$12.71
Market price, end of period	$13.11		$13.16	$16.73		$14.20		$15.11		$13.95

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	6.04%	[4]	(8.18)%	19.62%		4.39%		20.35%		(1.28)%
Based on market price	2.88%	[4]	(16.73)%	25.87%		0.94%		16.11%		(1.44)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.87%	[5]	1.85%	1.49%	[6]	1.27%	[6]	1.25%	[6]	1.43%	[6]
Total expenses after fees waived and paid indirectly	1.86%	[5]	1.84%	1.49%	[6]	1.27%	[6]	1.16%	[6]	1.25%	[6]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.15%	[5]	1.14%	1.18%	[6,8]	1.22%	[6]	1.11%	[6]	1.13%	[6]
Net investment income	6.07%	[5]	5.71%	6.34%	[6]	7.35%	[6]	7.50%	[6]	8.67%	[6]
Dividends to AMPS shareholders	—		—	0.08%		0.20%		0.22%		1.17%
Net investment income to Common Shareholders	6.07%	[5]	5.71%	6.26%		7.15%		7.28%		7.50%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$178,614		$173,976	$200,020		$177,993		$182,372		$161,727
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$94,500		$94,500		$94,500
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$94,500		$94,500	$94,500		—		—		—
Portfolio turnover	15%		23%	24%		17%		16%		18%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		$72,089		$73,248		$67,787
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$289,010		$284,102	$311,661		—		—		—
[1]	Based on average Common Shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Do not reflect the effect of dividends to AMPS shareholders.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.13%.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock California Municipal Income Trust (“BFZ”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock Municipal Target Term Trust (“BTT”), BlackRock New Jersey Municipal Income Trust (“BNJ”), BlackRock New York Municipal Income Trust (“BNY”)(collectively, the “Income Trusts”) and BlackRock Florida Municipal 2020 Term Trust (“BFO”) are organized as Delaware statutory trusts. The Income Trusts and BFO are referred to herein collectively as the “Trusts.” The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of the Trusts. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee or its delegate deems relevant consistent with the principles of fair value measurements, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts) or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Trust’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax

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Notes to Financial Statements (continued)

basis, will constitute a non-taxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on BFZ, BFO, BBF, BNJ and BNY US federal tax returns remains open for each of the four years ended July 31, 2013. The statute of limitations on BTT’s US federal tax return remains open for the period ended July 31, 2013. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation Plan: Under the Deferred Compensation Plan (“the Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of the funds, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be collapsed without the consent of a Trust, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders

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Notes to Financial Statements (continued)

of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended January 31, 2014, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of TOB Trust certificates, less transaction expenses, is paid to a Trust. The Trust typically invests the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Trusts’ payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Trusts may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Trust invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any,) of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple trusts participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Trust at January 31, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by the Trusts at January 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At January 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BFZ	$299,880,369	$145,485,769	0.04% – 0.14%
BFO	$375,537	$240,000	0.10%
BBF	$54,904,780	$29,682,276	0.04% – 0.29%
BTT	$358,000,408	$184,119,974	0.04% – 0.11%
BNJ	$29,495,465	$17,301,282	0.04% – 0.29%
BNY	$44,208,990	$25,045,449	0.04% – 0.25%

For the six months ended January 31, 2014, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BFZ	$152,677,542	0.61%
BFO	$248,913	0.48%
BBF	$30,689,750	0.66%
BTT	$190,217,244	0.94%
BNJ	$17,307,493	0.79%
BNY	$26,201,864	0.63%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as credit risk and interest rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known

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Notes to Financial Statements (continued)

as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments including interest rate risk. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of January 31, 2014
Derivative Assets
		Value
	Statements of Assets and Liabilities Location	BFZ	BBF	BTT	BNJ	BNY
Interest rate contracts	Net unrealized appreciation[1]	—	—	$203,125	—	—

Derivative Liabilities
		Value
	Statements of Assets and Liabilities Location	BFZ	BBF	BTT	BNJ	BNY
Interest rate contracts	Net unrealized depreciation[2]; options written at value	$(415,219)	$(46,255)	$(7,007,813)	$(55,241)	$(296,366)
[1]	Includes options purchased at value as reported in the Schedules of Investments.
[2]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
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Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended January 31, 2014

	Net Realized Gain(Loss) From
	BFZ	BBF	BTT	BNJ	BNY
Interest rate contracts:
Financial futures contracts	$29,670	$49,985	$224,155	$59,631	$140,166
Options[1]	—	—	(4,765,172)	—	—
Total	$29,670	$49,985	$(4,541,017)	$59,631	$140,166

	Net Change in Unrealized Appreciation/Depreciation on
	BFZ	BBF	BTT	BNJ	BNY
Interest rate contracts:
Financial futures contracts	$(415,219)	$(46,255)	—	$(55,241)	$(296,366)
Options[1]	—	—	$(6,029,894)	—	—
Total	$(415,219)	$(46,255)	$(6,029,894)	$(55,241)	$(296,366)

1 Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended January 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BFZ	BBF	BTT		BNJ	BNY
Financial futures contracts:
Average number of contracts sold	300	72	1,008	[2]	86	109
Average notional value of contracts sold	$37,966,406	$9,099,867	$125,851,121	[2]	$10,869,219	$13,701,008
Options:
Average number of option contracts purchased	—	—	9,650		—	—
Average number of option contracts written	—	—	6,500		—	—
Average notional value of option contracts purchased	—	—	$387,650,000		—	—
Average notional value of option contracts written	—	—	$6,500,000		—	—

2 Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark-to- market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Funds and not the counterparty to perform.

With exchange-traded purchased options and futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets except for BTT, which is based on average daily net assets, at the following annual rates:

BFZ	0.58%
BFO	0.50%
BBF	0.60%
BTT	0.40%
BNJ	0.60%
BNY	0.60%

Average weekly net assets is the average weekly value of each Trust’s total assets minus its total accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any.

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Notes to Financial Statements (continued)

These amounts waived or reimbursed are shown as fees waived by Manager in the Statements of Operations. For the six months ended January 31, 2014, the amounts waived were as follows:

BFZ	$1,113
BFO	$354
BBF	$312
BTT	$752
BNJ	$2,842
BNY	$2,042

For BFZ, BFO, BBF, BNJ, and BNY, the Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. For BTT, the Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the manager. The Manager pays BFM and BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. For the six months ended January 31, 2014, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for BBF were $1,404,681.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2014 were as follows:

	Purchases	Sales
BFZ	$86,422,388	$89,013,460
BFO	$696,855	$15,766,200
BBF	$26,680,882	$29,721,029
BTT	$61,644,324	$136,259,389
BNJ	$18,631,140	$17,595,024
BNY	$42,064,144	$48,006,049

For BTT, transactions in options written for the six months ended January 31, 2014, were as follows:

Calls
	Contracts	Premiums Received
Outstanding options, beginning of year	—	—
Options written	13,000	$1,809,269
Options exercised	—	—
Options expired	—	—
Options closed	—	—
Outstanding options, end of year	13,000	$1,809,269

7. Income Tax Information:

As of July 31, 2013, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BFZ	BFO	BBF	BNJ	BNY
2014	$1,681,553	—	—	—	—
2015	465,742	—	—	—	—
2016	186,028	—	—	—	—
2017	3,782,470	$394,297	—	—	$2,408,109
2018	12,894,572	62,100	$6,208,886	$842,367	1,480,575
2019	—	—	651,464	27,464	1,982,931
No expiration date[1]	2,322	292,085	—	—	—
Total	$19,012,687	$748,482	$6,860,350	$869,831	$5,871,615

1 Must be utilized prior to losses subject to expiration.

As of January 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY

Tax cost	$604,418,839	$84,823,898	$118,210,444	$2,311,753,446	$164,709,688	$266,418,285
Gross unrealized appreciation	$52,973,308	$4,490,067	$11,136,233	$1,410,196	$8,808,069	$9,508,520
Gross unrealized depreciation	(2,613,152)	(1,764,170)	(844,693)	(194,702,680)	(3,151,795)	(5,494,173)
Net unrealized appreciation (depreciation)	$50,360,156	$2,725,897	$10,291,540	$(193,292,484)	$5,656,274	$4,014,347

8. Concentration, Market and Credit Risk:

BFZ, BFO, BNJ and BNY invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or US territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations

60	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Notes to Financial Statements (continued)

(issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of January 31, 2014, BFZ invested a significant portion of its assets in securities in the County/City/Special District/School District and Utilities sectors. BFO and BBF invested a significant portion of their assets in securities in the County/City/Special District/School District and Transportation sectors. BNJ invested a significant portion of its assets in securities in the Transportation and State sectors. BNY invested a significant portion of its assets in the County/City/Special District/School District and Education sectors. Changes in economic conditions affecting the County/City/Special District/School District, State, Utilities, Transportation and Education sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” Banking entities subject to the rules are required to fully comply by July 21, 2015. These rules may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Trusts. Any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. Each Trust’s Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

At January 31, 2014, Common Shares of BTT owned by affiliates of the Manager was 5,571 shares.

Upon commencement of operations, organization costs associated with the establishment of BTT were expensed by BTT. Offering costs incurred in connection with BTT’s offering of Common Shares have been charged against the proceeds from the initial Common Share offering in the amount of $2,612,000.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended January 31, 2014	Year Ended July 31, 2013
BFZ	—	36,393
BBF	—	3,273
BTT	—	—
BNJ	—	17,491
BNY	—	36,314

Shares issued and outstanding remained constant for BFO for the six months ended January 31, 2014 and the year ended July 31, 2013.

For BTT, shares issued and outstanding for the period August 30, 2012 to July 31, 2013, increased by 62,000,000 from the initial public offering and 8,500,000 from the underwriters’ exercising their over-allotment option.

Preferred Shares

The Trusts’ Preferred Shares rank prior to the Trusts’ Common Shares as to the payment of dividends by the Trusts and distribution of assets upon dissolution or liquidation of the Trusts. The 1940 Act prohibits the declaration of any dividend on the Trusts’ Common Shares or the repurchase of the Trusts’ Common Shares if the Trusts fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with

SEMI-ANNUAL REPORT	JANUARY 31, 2014	61

Notes to Financial Statements (continued)

the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. BBF is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, BBF is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of January 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	9/15/11	342	$34,200,000	10/01/41

BBF entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee payable to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

The initial fee agreement between BBF and the liquidity provider was for a 364 day term and was scheduled to expire on September 15, 2012 and subsequently extended until March 15, 2013, unless renewed or terminated in advance. On November 29, 2012, BBF entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is for a 2 year term and is scheduled to expire on December 4, 2014, unless renewed or terminated in advance. The change in liquidity provider resulted in a mandatory tender of BBF’s VRDP Shares on November 28, 2012, which were successfully remarketed by the remarketing agent.

In the event the fee agreement is not renewed or is terminated in advance, and BBF does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. BBF is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, BBF is required to begin to segregate liquid assets with BBF’s custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with BBF’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, BBF must pay the liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2014, the VRDP Shares were assigned a long-term rating of Aa2 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of January 31, 2014, the short-term ratings of the liquidity provider and the VRDP Shares for BBF were P-1, F1 and A1 as rated by Moody’s, Fitch and/or S&P, respectively. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets

62	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Notes to Financial Statements (continued)

and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

BBF may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of BBF’s VRDP Shares that were tendered for remarketing during the six months ended January 31, 2014 were successfully remarketed, with an annualized dividend rate of 0.26%.

VMTP Shares

BFZ, BNJ and BNY (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of January 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BFZ	3/22/12	1,713	$171,300,000	4/01/15
BNJ	3/22/12	591	$59,100,000	4/01/15
BNY	3/22/12	945	$94,500,000	4/01/15

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trust redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2014, the VMTP Shares were assigned a long-term rating of Aa1 and Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the six months ended January 31, 2014 were as follows:

Rate
BFZ	1.06%
BNJ	1.06%
BNY	1.06%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the six months ended January 31, 2014.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation value per share, in a privately negotiated offering and sale of RVMTP Shares exempt from registration under the Securities Act.

The RVMTP Shares outstanding as of January 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BTT	1/10/13	50	$250,000,000	12/31/2030
	1/30/13	50	$250,000,000	12/31/2030
	2/20/13	50	$250,000,000	12/31/2030

SEMI-ANNUAL REPORT	JANUARY 31, 2014	63

Notes to Financial Statements (continued)

BTT is required to redeem its RVMTP Shares on the term date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that BTT’s RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, BTT’s RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30-days notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder. Amendments to the RVMTP governing document generally require the consent of the holders of RVMTP Shares.

Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The initial fixed rate spread was agreed upon by the Purchaser and BTT on the initial date of issuance for the Series W-7 RVMTP Shares. The initial fixed rate spread may be adjusted at each remarketing or upon the agreement between BTT and all of the holders of the RVMTP Shares. In the event all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing will occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread being set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%. In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

There were no RVMTP Shares that were tendered for remarketing during the six months ended January 31, 2014.

The average annualized dividend rate for the BTT RVMTP Shares for the six months ended January 31, 2014 was 0.76%.

For financial reporting purposes, the RVMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the RVMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

Offering Costs: The Income Trusts incurred costs in connection with the issuance of VRDP Shares, VMTP Shares and/or RVMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider, which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the three-year life of the VMTP Shares. For RVMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 18-year life of the RVMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS are redeemable at the option of BFO, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BFO, as set forth in BFO’S Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, BFO may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by BFO and seller. BFO also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. BFO intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

In order to provide additional flexibility for BFO to potentially continue to conduct partial redemptions of preferred shares in the future, the Board of BFO approved an amendment to BFO’s Preferred Shares Statement of Preferences. The amendment eliminates a requirement that precluded partial redemptions of Preferred Shares once the number of Preferred

64	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Notes to Financial Statements (concluded)

Shares outstanding for a particular series fell below 300 shares. The Board of BFO believes the removal of this requirement is in the best interest of BFO and shareholders as it seeks to provide additional flexibility to conduct partial redemptions of Preferred Shares in advance of BFO’s maturity, if such redemption is otherwise determined to be consistent with the best interest of the BFO and its shareholders.

The AMPS outstanding as of six months ended January 31, 2014 were as follows:

	Series	AMPS	Effective Yield	Rate Frequency Days	Moody’s Rating
BFO	F-7	764	0.17%	7	Aa2

Dividends on seven-day AMPS are cumulative at a rate, which is reset every seven days based on the results of an auction. If the AMPS fail to clear the auction on an auction date, BFO is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of AMPS prior to November 1, 2012 was the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The Kenny S&P 30-day High Grade Index was discontinued as of November 1, 2012. For purposes of calculating the maximum applicable rate, the Kenny S&P 30-day High Grade Index was replaced with the S&P Municipal Bond 7-Day High Grade Rate Index as of November 1, 2012. The low, high and average dividend rates on the AMPS for BFO for the six months ended January 31, 2014 were as follows:

	Series	Low	High	Average
BFO	F-7	0.08%	0.38%	0.22%

Since February 13, 2008, the AMPS of BFO failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.35% to 1.94% for the six months ended January 31, 2014. A failed auction is not an event of default for the Trust but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers. A successful auction for the Trust’s AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

BFO paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the six months ended January 31, 2014, BFO announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BFO	F-7	9/09/13	80	$2,000,000
	F-7	10/28/13	384	$9,600,000
	F-7	12/02/13	110	$2,750,000
	F-7	1/06/14	65	$1,625,000

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on March 3, 2014 to Common Shareholders of record on February 14, 2014:

Common Dividend Per Share
BFZ	$0.077700
BFO	$0.050250
BBF	$0.072375
BTT	$0.093750
BNJ	$0.075100
BNY	$0.069000

Additionally, the Trusts declared a net investment income dividend on March 3, 2014 payable to Common Shareholders of record on March 14, 2014, for the same amounts noted above.

The dividends declared on Preferred Shares for the period February 1, 2014 to February 28, 2014 were as follows:

	Series	Dividends Declared
BFZ VMTP Shares	W-7	$135,914
BFO AMPS	F-7	$211
BBF VRDP Shares	W-7	$3,336
BTT RVMTP Shares	W-7	$393,698
BNJ VMTP Shares	W-7	$46,891
BNY VMTP Shares	W-7	$74,979

SEMI-ANNUAL REPORT	JANUARY 31, 2014	65

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee
Karen P. Robards, Vice Chairperson of the Board,
    Chairperson of the Audit Committee and Trustee
Paul L. Audet, Trustee
Michael J. Castellano, Trustee and Member of the Audit
    Committee
Frank J. Fabozzi, Trustee and Member of the Audit
    Committee
Kathleen F. Feldstein, Trustee
James T. Flynn, Trustee and Member of the Audit Committee
Henry Gabbay, Trustee
Jerrold B. Harris, Trustee
R. Glenn Hubbard, Trustee
W. Carl Kester, Trustee and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Robert W. Crothers, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money
     Laundering Officer
Janey Ahn, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial Management, Inc.1
New York, NY 10055

BlackRock Investment Management, LLC2
Princeton, NJ 08540

Custodian
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Common Shares:
Computershare Trust Company, N.A.
Canton, MA 02021

AMPS Auction Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Tender and Paying Agent,
RVMTP Tender and Paying Agent and
VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Liquidity Provider
Barclays Bank PLC
New York, NY 10019

VRDP Remarketing Agent
Barclays Capital, Inc.
New York, NY 10019

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For all Trusts except BTT.
[2]	For BTT.

66	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subjects registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent a Trust uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of a Trust.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	67

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Trust (except for BFO and BTT) may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Trusts have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Trust Common Shares and is not a solicitation of an offer to buy Trust Common Shares. If a Trust files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Trust and should be read carefully before investing.

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Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	69

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This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the dividend rates of the Preferred Shares, including AMPS, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-1/14-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New Jersey Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New Jersey Municipal Income Trust

Date: April 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New Jersey Municipal Income Trust

Date: April 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New Jersey Municipal Income Trust

Date: April 2, 2014

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